UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Explanatory Note:

This Amendment No. 1 (this “Amendment No. 1”) to the definitive proxy statement for the 2016 Annual Meeting of Stockholders that was filed with the Securities and Exchange Commission on April 29, 2016 (the “Original Filing”) amends and restates the Original Filing to correct a technical error in the bulleted text opposite the “5-Year Cumulative Total Stockholder Return” chart that appears on page v of the “Proxy Statement Summary” in the Original Filing. In the Original Filing, the Company incorrectly reported a compound average growth rate in the Company’s share price over the last five years of 13.1%. This Amendment No. 1 corrects that error and reports the correct compound average growth rate of 10.4%.

This error does not appear in the copy of the definitive proxy statement sent to stockholders.

CC
COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

CC
Cognizant
World Headquarters
500 Frank W. Burr Blvd
Teaneck, NJ 07666
www.cognizant.com

April 29, 2016

To Our Stockholders:

We are pleased to invite you to our 2016 Annual Meeting of Stockholders that will be held at our headquarters, Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666, on Wednesday, June 15, 2016, at 9:30 a.m. Eastern Time.

2015 was a significant year for the Company as it again delivered industry-leading growth. Revenue reached $12.4 billion, a 21% increase over 2014. Net income rose 13% to $1.6 billion, or $2.65 per diluted share. Diluted earnings per share on a GAAP and non-GAAP basis was $2.65 and $3.07, respectively, in 2015, up from $2.35 and $2.60, respectively, in 2014. GAAP operating margin in 2015 was 17.3% and non-GAAP operating margin was 19.7%.1 Throughout the year, our solid financial position enabled us to invest in expanding our capacity to serve clients and grow our business, while also repurchasing $376 million of our stock under our stock buyback program.

The Company’s strong performance in 2015 reflects our unique ability to help global enterprises fulfill a dual mandate. They must run better – operating with greater efficiency, productivity and flexibility. At the same time, they must run differently – embracing innovation and reinventing their business to compete in today’s dynamic digital world. With our deep knowledge of diverse industry sectors, extensive process and technology expertise, global delivery network and 221,700 talented associates worldwide, we are well positioned to help clients master both sides of the dual mandate.

Since last year’s annual meeting, there have been several corporate governance developments that we are pleased to update you on. First, the Board welcomed two new directors: Zein Abdalla and Jonathan Chadwick. Mr. Abdalla brings extensive leadership and global business expertise to the Board from his 19 years in senior and executive positions at PepsiCo, Inc., including as President prior to his retirement in 2014, where he led and shaped large scale operations in developed, developing and emerging markets. Mr. Chadwick brings a wide range of technology, finance and operations experience to the Board from his 19 years as a financial and operational leader of several prominent technology companies, most recently as Executive Vice President, Chief Financial Officer and Chief Operating Officer of VMware, Inc.

Second, the Board approved amended and restated By-laws for the Company that provide for proxy access. Under the new provisions, a stockholder, or a group of stockholders, owning 3% or more of the Company’s shares continuously for at least three years may nominate and include in the Company’s proxy materials directors constituting up to 25% of the Board or two individuals, whichever is greater, provided that the stockholder(s) and nominee(s) satisfy the requirements outlined in the By-laws.

The Notice of Meeting and Proxy Statement on the following pages provide further information on the Company’s performance and corporate governance and describe the matters to be presented at the 2016 Annual Meeting. In addition, they include instructions on how to vote your shares by proxy and/or attend the meeting and vote in person. Whether or not you plan to attend the meeting in person, we urge you to promptly vote and submit your vote by proxy following the instructions provided in the Notice of Meeting and Proxy Statement.

We thank you for your continued support.

Sincerely,

John E. Klein Chairman of the Board of Directors	Francisco D’Souza Chief Executive Officer

[1]	See “Reconciliation of Non-GAAP Financial Measures” on page 55 of the Proxy Statement for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

Notice of

2016 Annual Meeting of Stockholders

To Our Stockholders:

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Cognizant Technology Solutions Corporation, a Delaware corporation (the “Company”), will be held as follows:

Date:	Wednesday, June 15, 2016
Time:	9:30 a.m. Eastern Time
Location:	Cognizant Technology Solutions Corporation Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, NJ 07666
Agenda:	1.

Elect Zein Abdalla, Maureen Breakiron-Evans, Jonathan Chadwick, Francisco D’Souza, John N. Fox, Jr., John E, Klein, Leo S. Mackay, Jr., Lakshmi Narayanan, Michael Patsalos-Fox, Robert E. Weissman and Thomas M. Wendel as Directors to serve until the 2017 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

	2.	Approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers;
	3.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016;
	4.	Consider a stockholder proposal requesting that the Board of Directors take the steps necessary to permit stockholder action by written consent, if properly presented at the Annual Meeting; and
	5.	Transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

Holders of record of our Class A Common Stock as of the close of business on April 18, 2016 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666 for a period of ten days prior to the Annual Meeting and on the day of the Annual Meeting.

The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

By Order of the Board of Directors,

Our Proxy Statement and 2015 Annual Report are available at www.proxyvote.com.
Steven Schwartz Secretary Teaneck, New Jersey April 29, 2016	To attend the Annual Meeting in person, please see “Who can attend the Annual Meeting of Stockholders?” on page 3 of the Proxy Statement for advance registration instructions and other information.

Importance of Voting

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the following materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

  PROXY STATEMENT SUMMARY

This summary highlights certain information in the Proxy Statement. Please read the entire Proxy Statement carefully before voting at the Annual Meeting.

2016 ANNUAL MEETING INFORMATION

Meeting Date and Time	Location
June 15, 2016 9:30 a.m. Eastern Time	Cognizant Headquarters Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666

Record Date	Voting Eligibility
April 18, 2016	Holders of record of our Common Stock as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

Voting in Advance			Voting in Person
Your vote is very important. Whether or not you plan to attend the Annual Meeting and vote in person, we urge you to vote your shares in advance through one of the following:			If you plan to attend the meeting and vote your proxy in person, please follow the advance registration instructions under “Who can attend the Annual Meeting of Stockholders” on page 3.
Use the Internet	Call Toll-Free	Mail Your Proxy Card

Vote over the Internet at www.proxyvote.com.	Vote by telephone by calling 1-800-690-6903.	Vote by signing, dating and returning the proxy card.

MEETING AGENDA AND PROPOSALS REQUIRING YOUR VOTE

	Description	Board Recommendation	Reason’s for Board Recommendation	See Page No.
1.	Elect Zein Abdalla, Maureen Breakiron-Evans, Jonathan Chadwick, Francisco D’Souza, John N. Fox, Jr., John E, Klein, Leo S. Mackay, Jr., Lakshmi Narayanan, Michael Patsalos-Fox, Robert E. Weissman and Thomas M. Wendel as Directors to serve until the 2017 Annual Meeting, and until their respective successors shall have been duly elected and qualified	FOR each Director nominee	Our nominees are experienced professionals who have the right mix of skills, qualifications and business acumen to lead the Company.	5
2.	Approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers	FOR	Our executive compensation program reflects our commitment to paying for performance.	16
3.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016	FOR	The Audit Committee believes that the engagement of PricewaterhouseCoopers LLP is in the best interests of the Company and its stockholders.	43
4.	Consider a stockholder proposal requesting that the Board take the steps necessary to permit stockholder action by written consent	AGAINST	See Board’s statement of opposition.	46

i	PROXY STATEMENT SUMMARY

BOARD OVERVIEW

The diverse backgrounds and qualifications of our Directors provide a composite mix of experience, knowledge and abilities that allows the Board to fulfill its responsibilities and serve the best interests of the Company and its stockholders. Their many years of business success and strategic insights help continuously strengthen our business.

Name and Primary Occupation	Director Since	Independent Director	Other Public Boards	Committee Membership
				AC	CC	NCGC
Zein Abdalla	2015	✓	1	X		X
Retired President of PepsiCo, Inc.
Maureen Breakiron-Evans	2009	✓	2	C, FE		X
Former Chief Financial Officer of Towers Perrin
Jonathan Chadwick	2016	✓	1	X, FE
Former Executive Vice President, Chief Financial Officer and Chief Operating Officer of VMware, Inc.
Francisco D’Souza	2007		1
Chief Executive Officer of Cognizant
John N. Fox, Jr.	2007	✓	1		X	X
Former Vice Chairman of Deloitte & Touche, LLP and Global Director, Strategic Clients of Deloitte Consulting
John E. Klein	1998	✓	0	X	C	X
Chairman of Cognizant and President and Chief Executive Officer of Polarex, Inc.
Leo S. Mackay, Jr.	2012	✓	0	X
Vice President, Ethics and Sustainability of Lockheed Martin Corporation
Lakshmi Narayanan	2003		0
Vice Chairman and Former President and Chief Executive Officer of Cognizant
Michael Patsalos-Fox	2012	✓	0		X	X
Chief Executive Officer of Stroz Friedberg and Former Chairman, the Americas and Senior Partner of McKinsey & Company
Robert E. Weissman	2001	✓	0		X	C
Chairman of Shelburne Investments and Retired Chairman and Chief Executive Officer of The Dun & Bradstreet Corporation
Thomas M. Wendel	2001	✓	0	X		X
Retired Chairman, President and Chief Executive Officer of Bridge Information Systems, Inc.

AC	Audit Committee	C	Committee Chair
CC	Compensation Committee	X	Committee Member
NCGC	Nominating and Corporate Governance Committee	FE	AC Financial Expert

Director Attendance

Each Director attended at least 75% of the aggregate of all fiscal year 2015 meetings of the Board and each committee on which he or she served. All but two of the nine Directors then on the Board attended our 2015 Annual Meeting.

Leadership	Global Business Experience	Consulting	Technology	Financial

PROXY STATEMENT SUMMARY	ii

Director Experience	Director Tenure
The wide range of experience, skills and qualifications of our Directors contribute to a well-functioning Board that effectively oversees the Company’s strategy and management.	The tenure of our Directors ensures a balanced mix of extensive Company and industry knowledge and experience and fresh perspective.

CORPORATE GOVERNANCE HIGHLIGHTS

The Board oversees the Company’s strategy, operational direction, management and financial performance with the objective of ensuring that the Company operates in a manner that serves the long-term interests of the Company and its stockholders. The following demonstrate the Company’s commitment to sound and effective corporate governance.

Board of Directors
Majority of independent directors (9 of 11)	Separate Chairman and CEO positions
No classified Board	Regular executive sessions of independent directors
Majority voting in director elections	Annual Board and committee self-assessments
None of our directors serves on more than two other public company boards of directors	Consideration of Board diversity in director selection

Stockholder Rights and Engagement
Proxy access by-law – 3% / 3 years / 25% of the Board[1]	Stockholder right to call special meeting
Annual director elections	Annual vote to ratify selection of independent registered public accounting firm
Annual Say-on-Pay advisory vote	No poison pill

Strategy and Risk
Board oversight of Company strategy	Board oversight, through the Governance Committee, of management succession planning
Board oversight of Company risk management practices; management is responsible for day-to-day risk management processes

[1]	New since the 2015 Annual Meeting. For more information, see “Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access)” on page 48.

iii	PROXY STATEMENT SUMMARY

COMPANY FINANCIAL AND OPERATING HIGHLIGHTS

5-Year Highlights

The following tables provide financial and operational highlights for the Company for 2015 and the preceding four years.

Revenue (in billions)

•  Year-over-year revenue growth of 21.0% from 2014 to 2015 (including the acquisition of TriZetto, a leading provider of healthcare IT software and solutions).

•  Strong, consistent revenue growth for a number of years, with annual revenue more than doubling from 2011 to 2015.

Non-GAAP Operating Margin[1]

•  Our goal is to manage the Company to a targeted non-GAAP operating margin of 19% to 20% of revenues, with the excess reinvested in the Company for future growth.

•  The Company has consistently been within or slightly above the targeted range.

[1]     See “Reconciliation of Non-GAAP Financial Measures” on page 55 for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

Non-GAAP Diluted Earnings Per Share (EPS)[1]

•  Non-GAAP diluted earnings per share (“non-GAAP EPS”) growth of 18.1% from 2014 to 2015.

•  Strong, consistent non-GAAP EPS growth for a number of years, with non-GAAP EPS nearly doubling from 2011 through 2015.

[1]     See “Reconciliation of Non-GAAP Financial Measures” on page 55 for a reconciliation of non-GAAP financial measures to our results as reported under GAAP. The calculation of non-GAAP EPS for 2011 has not been conformed to the presentation of the other years and excludes the adjustment for the effect of non-operating foreign currency exchange gains and losses, net of tax.

PROXY STATEMENT SUMMARY	iv

The Company’s performance, including with respect to the financial and operating measures set forth above, have helped drive favorable stockholder return in recent years as demonstrated in the chart below.

5-Year Cumulative Total Stockholder Return

•  Compound average growth in the Company’s share price of 10.4% over the last five years.

•  The Company has outperformed, on a cumulative total stockholder return basis,[1] its peer group of other information technology consulting firms[2] over the last five years.

[1]   Comparison assumes $100 was invested, from December 31, 2010 through December 31, 2015, in Cognizant Common Stock, the S&P 500 Index, the NASDAQ 100 Index and our peer group (capitalization weighted), and that all dividends were reinvested.

[2]   Peer group consists of the following information technology consulting firms: Accenture plc., Computer Sciences Corporation, Computer Task Group, Inc., ExlService Holdings Inc., Genpact Limited, Infosys Ltd., Syntel Inc., Wipro Ltd. and WNS (Holdings) Limited.

2015 Highlights

The Company demonstrated strong performance for 2015 with year-over-year revenue growth of 21.0% (inclusive of 6.2% related to the acquisition of TriZetto). Key drivers of that growth were:

•	Solid performance across all of our business segments:

Business Segment	Year-over-Year Revenue Growth	% of 2015 Revenue
Financial Services	16.7%	40.3%
Healthcare	36.4%[1]	29.5%
Manufacturing/Retail/Logistics	12.0%	18.9%
Other	17.4%	11.3%

                       1   Inclusive of 23.9% related to the acquisition of TriZetto.

•	Sustained strength in the North American market with year-over-year revenue growth of 23.9% (inclusive of TriZetto revenue);

•	Continued penetration of the European market with year-over-year revenue growth of 6.6% after a negative currency impact of 10.2%;

•	Continued penetration of the Rest of World (primarily the Asia Pacific) market with year-over-year revenue growth of 29.9% after a negative currency impact of 9.2%;

•	Increased customer spending on discretionary projects;

•	Expansion of our service offerings, including consulting, infrastructure services and business process services, which enabled us to cross-sell new services to our customers and meet the rapidly growing demand for complex large-scale outsourcing solutions;

•	Increased penetration at existing customers, including strategic clients; and

•	Continued expansion of the market for global delivery of IT services and business process services.

For more information on our financial performance, please refer to our 2015 Annual Report available at www.proxyvote.com or on our website at www.cognizant.com.

v	PROXY STATEMENT SUMMARY

EXECUTIVE COMPENSATION PROGRAM HIGHLIGHTS

The Compensation Committee oversees and administers our executive compensation program. The program is designed to attract, retain and incentivize our executive officers, including the Named Executives identified in the 2015 Summary Compensation Table on page 31, and appropriately reward them for their contributions to the achievement of the Company’s business strategies and goals.

Program Objectives

The Compensation Committee has designed the executive compensation program for our Named Executives to meet the following objectives:

•	Ensure executive compensation is aligned with our corporate strategies and business objectives;

•	Subject a substantial portion of an executive officer’s compensation to achieving both short-term and long-term performance objectives that enhance stockholder value by linking rewards to measurable corporate and individual performance;

•	Reinforce the importance of meeting and exceeding identifiable and measurable goals through superior awards for superior performance;

•	Provide total direct compensation that is competitive in markets in which we compete for management talent in order to attract, retain and motivate the best possible executive talent;

•	Provide an incentive for long-term continued employment with our Company; and

•	Reinforce our desired culture and unique corporate environment by fostering a sense of ownership, urgency and overall entrepreneurial spirit.

Key Program Features

The following tables summarize key elements of our executive compensation program and where they are described in the Compensation Discussion and Analysis section of the Proxy Statement.

What We Do	See Page No.
Annual advisory Say-on-Pay vote for stockholders	18
Pay for performance	20
Use appropriate peer groups when establishing compensation	19
Retain an independent external compensation consultant	19
Set significant stock ownership guidelines for executives	26
Include a clawback policy in our incentive plans	27
Utilize “double trigger” provisions for plans that contemplate a change in control	29

What We Don’t Do	See Page No.
No hedging or speculation with respect to Cognizant securities	26
No short sales of Cognizant securities	26
No margin accounts with Cognizant securities	26
Limited pledging of Cognizant securities	26
No excise tax “gross up” and limited tax “gross up” for perquisites	26, 30

PROXY STATEMENT SUMMARY	vi

Primary Compensation Elements for 2015

Our executive compensation program is designed to motivate, retain and engage our executive leadership and appropriately reward them for their contributions to the achievement of our business strategies and goals. In order to achieve our compensation objectives, the Company provides its executives with a total direct compensation package consisting of the following elements.

	Base Salary	Annual	Long-Term Incentives – Stock Based Awards
		Cash Incentive	PSUs	RSUs
Purpose	Stable source of income at competitive levels	Motivate and reward achievement of financial and operational goals	Reward achievement of financial objectives, continued service and long-term performance of our Common Stock	Reward continued service and long- term performance of our Common Stock
Who receives	All Named Executives
When granted	Reviewed annually	Approved annually in February for prior year	Annually
Form of delivery	Cash		Equity
Type of performance	Short-term emphasis		Long-term emphasis
Performance period	Ongoing	1 year	1 year for performance measurement determines number of shares that may vest; vesting 1/3rd at 18 months and 2/3rds at 36 months from grant date with service through those dates (see changes below)	Quarterly vesting over 3 years from grant date subject to continued service
How compensation is realized	Compensation Committee judgment	Compensation Committee verifies performance against targets	Compensation Committee verifies performance against targets, determining the number of shares that may vest; value realized depends on number of shares that vest and stock price on the vesting dates	Value realized depends on stock price on the vesting dates
Most recent performance measures	N/A	Revenue (50%), non-GAAP Income from Operations (40%) and days sales outstanding (10%)	2016 Revenue (75%) and non-GAAP EPS (25%)	N/A

PSUs – CHANGES IN 2015	PSUs – ADDITIONAL CHANGES IN 2016

PSUs granted in 2015 utilize two weighted performance metrics measured during fiscal year 2016: revenue (75%) and non-GAAP EPS (25%). PSUs granted in prior years utilized a single performance metric (revenue).

PSUs granted in 2016 will continue to utilize the same two weighted performance metrics as in 2015 and, in addition, will move to a 2-year performance measurement period with vesting of 1/3rd at 30 months and 2/3rds at 36 months, replacing the previous 1-year performance measurement period and vesting of 1/3rd at 18 months and 2/3rds at 36 months.

vii	PROXY STATEMENT SUMMARY

2015 Target Total Direct Compensation

The following chart illustrates the balance of the elements of 2015 total direct compensation (using grant date share prices for RSUs and PSUs and target values for the annual cash incentive and the PSUs) for our Chief Executive Officer and other Named Executives.

2015 Target Total Direct Compensation

PROXY STATEMENT SUMMARY	viii

PROXY STATEMENT

ABOUT THIS PROXY STATEMENT

GENERAL

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Cognizant Technology Solutions Corporation (the “Board of Directors” or “Board”) of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, June 15, 2016 (the “Annual Meeting”), at our headquarters, Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666, at 9:30 a.m. Eastern Time, and at any continuation, postponement or adjournment thereof. Holders of record of shares of Class A Common Stock, $0.01 par value (“Common Stock”), as of the close of business on April 18, 2016 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. As of the Record Date, there were approximately 605,884,138 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2015 (the “2015 Annual Report”) will be released on or about April 29, 2016 to our stockholders on the Record Date.

In this proxy statement, “Cognizant”, “Company”, “we”, “us”, and “our” refer to Cognizant Technology Solutions Corporation.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 15, 2016

This proxy statement and our 2015 Annual Report are available at www.proxyvote.com.

To attend the meeting in person, please see “Who can attend the Annual Meeting of Stockholders?” on page 3 for advance registration instructions and other information.

PROPOSALS AND BOARD RECOMMENDATIONS

At the Annual Meeting, our stockholders will be asked to vote on the proposals and other stockholder actions set forth below. The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or over the Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the Board’s recommendations.

Proposals and Other Stockholder Actions		Board Recommendation	See Page No.
1.	Elect Zein Abdalla, Maureen Breakiron-Evans, Jonathan Chadwick, Francisco D’Souza, John N. Fox, Jr., John E, Klein, Leo S. Mackay, Jr., Lakshmi Narayanan, Michael Patsalos-Fox, Robert E. Weissman and Thomas M. Wendel as directors of the Company (“Directors”) to serve until the 2017 Annual Meeting of Stockholders (“2017 Annual Meeting”) and until their respective successors shall have been duly elected and qualified;	FOR each Director nominee	5
2.	Approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers;	FOR	16
3.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016;	FOR	43
4.	Consider a stockholder proposal requesting that the Board take the steps necessary to permit stockholder action by written consent, if properly presented at the Annual Meeting; and	AGAINST	46
5.	Transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.	FOR	N/A

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

1	ABOUT THIS PROXY STATEMENT

ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT

Why You Received This Proxy Statement

You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials

As permitted by SEC rules, Cognizant is making this proxy statement and its 2015 Annual Report available to certain of its stockholders electronically via the Internet. On or about April 29, 2016 we mailed to these stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2015 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2015 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials

Some of our stockholders received printed copies of our proxy statement, 2015 Annual Report and proxy card. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding

The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 18, 2016. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. The only class of stock entitled to be voted at the Annual Meeting is our Common Stock. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 605,884,138 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name”. If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your bank or brokerage firm.

ABOUT THIS PROXY STATEMENT	2

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum.

Who can attend the Annual Meeting of Stockholders?

You may attend the Annual Meeting only if you are a Cognizant stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you plan to attend the Annual Meeting, you must call the Company’s investor relations staff at 1-201-498-8840 or email David.Nelson@cognizant.com no later than 5:00 p.m. Eastern Time on June 14, 2016 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). If your bank or broker holds your shares in street name, you will also be required to present proof of beneficial ownership of our Common Stock on the Record Date, such as the Internet Notice you received from your bank or broker, a bank or brokerage statement, or a letter from your bank or broker showing that you owned shares of our Common Stock at the close of business on the Record Date.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, a majority of the outstanding shares represented at the Annual Meeting, by proxy or in person, and entitled to vote may adjourn the Annual Meeting.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote in person. If you are a stockholder of record, there are three ways to vote by proxy:

•	by telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card; or

•	by mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 14, 2016.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy and bring it to the Annual Meeting in order to vote.

Can I change my vote after I submit my proxy?

Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of Cognizant prior to or at the Annual Meeting; or

•	by voting in person at the Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

3	ABOUT THIS PROXY STATEMENT

Who will count the votes?

Representatives of Broadridge, our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations for each proposal are set forth on page 1, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	A director nominee will be elected to the Board if the votes cast “for” the nominee exceed the votes cast “against” the nominee.	No effect.
Proposal 2: Advisory (Non-Binding) Vote on Executive Compensation (Say-on-Pay)	The affirmative vote of a majority of the votes cast.	No effect.
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast.	No effect. We do not expect any broker non-votes on this proposal.
Proposal 4: Stockholder Proposal Regarding Stockholder Action by Written Consent	The affirmative vote of a majority of the votes cast.	No effect.

What is an abstention and how will abstentions be treated?

An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares voting “abstain” have no effect on the election of directors, the approval of the compensation of our Named Executives, the ratification of our independent registered public accounting firm and the stockholder proposal regarding stockholder action by written consent.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PwC as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, we expect that a broker will not be entitled to vote shares held for a beneficial owner on all of the other proposals to be voted on at the Annual Meeting. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting of Stockholders?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

ABOUT THIS PROXY STATEMENT	4

CORPORATE GOVERNANCE

PROPOSAL 1 – ELECTION OF DIRECTORS

What are you voting on?	At the Annual Meeting, eleven Directors are to be elected to hold office until the 2017 Annual Meeting and until their successors have been duly elected and qualified. All nominees are current Directors and all except Messrs. Abdalla and Chadwick were elected by stockholders at the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”).

The Board unanimously recommends a vote FOR all the Director nominees listed below.

Vote Required

A Director nominee will be elected to the Board if the votes cast “for” the nominee exceed the votes cast “against” the nominee. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares represented by such proxy “for” the election as Directors of the nominees listed below. In the event any of the nominees should become unable to serve or for good cause will not serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that any of the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

Director Nominees

We believe that the backgrounds and qualifications of our Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board is composed of a diverse group of leaders in their respective fields, many with leadership experience at major domestic and international companies and experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Others are or have been officers or trustees of significant academic, research and philanthropic institutions or have prior public policy or regulatory experience that enables them to bring unique perspectives and insights to the Board. Set forth below are highlights of the specific experience, qualifications, attributes and skills of our Directors that have led the Governance Committee to conclude that these individuals should continue to serve on the Board and the principal occupations and business experience, for at least the past five years, of each of the nominees. There are no family relationships among any of our executive officers, directors and key employees.

Zein Abdalla	Director Since: 2015	Age: 57	Skills and Qualifications:
Retired President of PepsiCo, Inc.

Career Highlights

•  President of PepsiCo, Inc., a multinational food, snack and beverage company (2012 – 2014)

•  Executive positions with PepsiCo Europe Region

-  Chief Executive Officer (2009 – 2012)

-  President (2006 – 2009)

•  Various senior positions with PepsiCo (1995 – 2006)

Current Public Company Boards

•  The TJX Companies, Inc., a retailer of apparel and home fashions

-  Corporate Governance Committee

-  Finance Committee

Other Positions • Member of the Imperial College Business School Advisory Board • Board Advisor, Mars, Incorporated Education • B.S., Imperial College, London University
Committees

Audit
Nominating and Corporate Governance

Mr. Abdalla has over 35 years of global consumer goods experience gained across developed and emerging markets. He brings extensive leadership and global business expertise to the Board from his career, including 19 years in senior and executive positions at PepsiCo. His executive experience with this large global company has given him expertise in corporate management, large-scale mergers and acquisitions, operations, brand management and innovation, supply chain and global strategy.

Leadership	Global Business Experience	Consulting	Technology	Financial

5	CORPORATE GOVERNANCE

Maureen Breakiron-Evans	Director Since: 2009	Age: 61	Skills and Qualifications:
Former Chief Financial Officer of Towers Perrin

Career Highlights

•  Chief Financial Officer of Towers Perrin, a global professional services company (2007 – 2008)

•  Vice President and General Auditor of CIGNA Corporation, a health services organization (2005 – 2006)

•  Executive Vice President and Chief Financial Officer of Inovant, LLC, VISA’s captive technology development and transaction processing company (2001 – 2004)

Current Public Company Boards

•  Ally Financial Inc., a provider of payment processing services

-  Audit Committee

•  Heartland Payment Systems, Inc., a provider of payment processing services

-  Chair of Audit Committee

Past Director Positions

•  Federal Home Loan Bank of Pittsburg, a private government-sponsored enterprise

•  ING Direct, an Internet bank

Education

•  B.B.A., Stetson University

•  M.B.A., Harvard Business School

•  M.L.A., Stanford University

Certifications

•  CPA in California

Committees

Audit (Chair) Nominating and Corporate Governance

Ms. Breakiron-Evans began her career as a financial auditor, ultimately serving as an Audit Partner with Arthur Andersen & Co. Her experience in public accounting with this major accounting firm provides the Board with insights into many aspects of the financial reporting and tax issues facing technology consulting companies. Her years as chief financial officer or other executive officer at various companies brings extensive leadership, technology, financial and risk management experience to the Board.

Jonathan Chadwick	Director Since: 2016	Age: 50	Skills and Qualifications:
Former Executive Vice President, Chief Financial Officer and Chief Operating Officer of VMware, Inc.

Career Highlights

•  Executive positions with VMware, Inc., a virtualization and cloud infrastructure solutions company

-  Chief Operating Officer
(2014 – 2016)

-  Executive Vice President and Chief Financial Officer (2012 – 2016)

•  Chief Financial Officer of Skype Technologies S.A., an Internet communications company, and Corporate Vice President of Microsoft Corporation (2011 – 2012)

•  Executive Vice President and Chief Financial Officer of McAfee, Inc., a security technology company
(2010 – 2011)

•  Various executive positions with Cisco Systems, Inc. (1997 – 2010)

•  Various positions with Coopers & Lybrand,
an accounting firm (1993 – 1997)

Current Public Company Boards

•  F5 Networks, Inc.

-  Chair of Audit Committee

Education

•  B.Sc., University of Bath, U.K.

Certifications

•  Chartered Accountant in England and Wales

Committees

Audit

Mr. Chadwick brings a wide range of technology, finance and operations experience to the Board from his 19 years as a financial and operational leader of several prominent technology companies, most recently as Executive Vice President, Chief Financial Officer and Chief Operating Officer of VMware. His extensive experience with key enabling technologies, including virtualization, networking and security, provides valuable insight and perspective to the Board.

Leadership	Global Business Experience	Consulting	Technology	Financial

CORPORATE GOVERNANCE	6

Francisco D’Souza	Director Since: 2007	Age: 47	Skills and Qualifications:
Chief Executive Officer of Cognizant

Career Highlights

•  Executive positions at Cognizant

-  Chief Executive Officer (since 2007)

-  President (2007 – 2012)

-  Chief Operating Officer (2003 – 2006)

-  Senior Vice President, North American Operations and Business Development (1999 – 2003)

-  Vice President, North American Operations and Business Development (1998 – 1999)

-  Director – North American Operations and Business Development (1997 – 1998)

-  Joined Cognizant as a co-founder in 1994, the year it was started as a division of The Dun & Bradstreet Corporation

Current Public Company Boards

•  General Electric Company

-  Audit Committee

-  Science and Technology Committee

Other Positions

•  Member of the Board of Trustees of Carnegie Mellon University

•  Co-Chairman of the Board of Trustees of The New York Hall of Science

•  Member of the Board of Directors of the U.S.–India Business Council

Education

•  B.B.A., University of Macau (formerly University of East Asia)

•  M.B.A., Carnegie Mellon University

Mr. D’Souza has over 20 years of experience in the technology industry. During Mr. D’Souza’s tenure as Chief Executive Officer, Cognizant’s annual revenue has grown from less than $1.5 billion to over $12 billion and its employee base has grown from 55,000 to 221,700. As a result of this strong growth, Cognizant has been named a member of the S&P 500, the Fortune 500, the Forbes Global 2000 and one of Forbes’ Fastest Growing Tech Companies.

John N. Fox, Jr.	Director Since: 2007	Age: 73	Skills and Qualifications:
Former Vice Chairman of Deloitte & Touche LLP and Global Director, Strategic Clients of Deloitte Consultring

Career Highlights

•  Vice Chairman of Deloitte & Touche LLP, a global professional services firm, and Global Director, Strategic Clients for Deloitte Consulting (1998 – 2003)

•  Member of Deloitte Touche Tohmatsu Board of Directors and the Board’s Governance (Executive) Committee (1998 – 2003)

•  Various senior positions with Deloitte Consulting (1968 – 2003)

Current Public Company Boards

•  VASCO Data Security International, Inc., an information technology security company

-   Chair of Compensation Committee

-   Audit Committee

-   Nominating and Corporate Governance Committee

Other Positions • Trustee for Wabash College • Trustee for Steppenwolf Theatre Company Education • B.A., Wabash College • M.B.A., University of Michigan
Committees

Compensation
Nominating and Corporate Governance

Mr. Fox brings to the Board 35 years of global business and consulting experience at Deloitte Consulting, an internationally prominent consulting firm, where he advised clients on large scale, complex transactions, including strategic initiatives, new business models, reengineering business processes, merger integration and organizational change.

Leadership	Global Business Experience	Consulting	Technology	Financial

7	CORPORATE GOVERNANCE

John E. Klein	Director Since: 1998	Age: 74	Skills and Qualifications:
Chairman of Cognizant and President and Chief Executive Officer of Polarex, Inc.

Career Highlights

•  Chairman of the Board of Cognizant (since 2003)

•  President and Chief Executive Officer of Polarex, Inc., a technology consulting firm (employed since 1994)

•  Previously

-  President and Chief Executive Officer of MDIS Group, PLC, a UK listed software and services company

-  Vice President at International Business Machines Corporation, or IBM

-  Vice President at Digital Equipment Corporation

Education • B.S., U.S. Merchant Marine Academy • M.B.A., New York University
Committees

Audit Compensation (Chair)
Nominating and Corporate Governance

Mr. Klein has over 35 years of experience in the high technology field with global firms such as IBM, Digital Equipment and MDIS. Through his career, Mr. Klein has obtained broad leadership, global business, consulting, technology and financial expertise. His strong leadership skills and other qualifications are key in his role as the Company’s Chairman of the Board. Mr. Klein has previously served as Chairman of Glovia International and PRO IV Limited, two enterprise software and services companies.

Leo S. Mackay, Jr.	Director Since: 2012	Age: 54	Skills and Qualifications:
Vice President, Ethics and Sustainability of Lockheed Martin Corporation

Career Highlights

•  Vice President, Ethics and Sustainability (elected corporate officer) of Lockheed Martin Corporation, a global security and aerospace company (since 2011)

•  Vice President, Corporate Business Development and various other positions with Lockheed Martin (2007 – 2011)

•  President, Integrated Coast Guard Systems LLC and Vice President and General Manager, Coast Guard Systems (2005 – 2007)

•  Chief Operations Officer of ACS State Healthcare LLC, a services company serving the healthcare industry (2003 – 2005)

•  Various positions with Bell Helicopter, a helicopter and tiltrotor craft manufacturer

Past Director Positions

•  Chair of the Board of Visitors of the Graduate School of Public Affairs at the University of Maryland

•  Center for a New American Century

Education

•  B.S., United States Naval Academy

•  M.P.P., Harvard University

•  Ph.D., Harvard University

Committees

Audit

Dr. Mackay brings global business perspective to the Board from his work with Lockheed Martin and ACS Healthcare, corporate governance and compliance expertise from his current role as Vice President, Ethics and Sustainability with Lockheed Martin, and experience working with the federal government and managing large enterprises from his time as Deputy Secretary of Veteran Affairs. He has demonstrated leadership skills, obtained through his previous work experience and also as a former Navy F-14 pilot, a Naval Weapons School graduate and veteran of Operation Earnest Will.

Leadership	Global Business Experience	Consulting	Technology	Financial

CORPORATE GOVERNANCE	8

Lakshmi Narayanan	Director Since: 2003	Age: 63	Skills and Qualifications:
Vice Chairman and Former President and Chief Executive Officer of Cognizant

Career Highlights

•  Vice Chairman of the Board of Cognizant (since 2007)

•  Executive positions at Cognizant

-  Vice Chairman (2007 – 2014)

-  Chief Executive Officer (2003 – 2006)

-  President (1998 – 2006)

•  Executive positions at Cognizant’s Indian subsidiary

-  President (1996 – 2003)

-  Chief Technology Officer (1994 – 1996)

•  Regional head with Tata Consultancy Services Limited, a consulting and software services company (1975 – 1994)

Other Positions

•  Board of Directors of TVS Capital Funds, Limited, a private investment management company in India

-  Chair of Governance Committee

•  Board of Directors of various charitable foundations

-  United Way of Chennai, a chapter of United Way Worldwide

-  Cognizant Foundation

•  Chair of the Board of Governors of ICT Academy of Tamil Nadu, a not-for-profit training and research institution established as a public-private partnership between various Indian governmental entities and IT and technology companies

•  Board of Directors of U.S. India Business Council (USIBC)

Education

•  B.S., Indian Institute of Science

•  M.S., Indian Institute of Science

•  Management Degree, Indian Institute of Science

Mr. Narayanan has over 30 years of experience in the technology field with Tata Consultancy Services and Cognizant through which he has obtained strong leadership, global business, consulting, technology and financial skills. He is also a past chairman (2007-2008) of the National Association of Software and Services Companies (NASSCOM) in India.

Michael Patsalos-Fox	Director Since: 2012	Age: 63	Skills and Qualifications:
Chief Executive Officer of Stroz Friedberg and Former Chairman, the Americas and Senior Partner of McKinsey & Company

Career Highlights

•  Chief Executive Officer of Stroz Friedberg, a global investigation and cyber security firm (since 2013)

•  Senior Partner and various other positions with McKinsey & Company, a global management consulting company (1981 – 2013)

-  Board of Directors (1998 – 2010)

-  Chairman, the Americas (2003 – 2009)

-  Member of Operating Committee

-  Managing Partner of New York and New Jersey offices, North American Corporate Finance and Strategy practice and European Telecoms practice

- Leader of new business growth opportunities around data, analytics and software Education • B.S., University of Sydney • M.B.A., International Institute for Management Development
Committees

Compensation
Nominating and Corporate Governance

Mr. Patsalos-Fox brings to the Board over 30 years of international business experience with McKinsey, where he acquired extensive experience developing corporate strategies and working with technology companies. He also has significant leadership experience from the senior management positions he held while at McKinsey.

Leadership	Global Business Experience	Consulting	Technology	Financial

9	CORPORATE GOVERNANCE

Robert E. Weissman	Director Since: 2001	Age: 75	Skills and Qualifications:
Chairman of Shelburne Investments and Retired Chairman and Chief Executive Officer of The Dun & Bradstreet Corporation

Career Highlights

•  Chairman and Chief Executive Officer of IMS Health, a provider of information to the pharmaceutical and healthcare industries (1998 – 1999)

•  Chairman and Chief Executive Officer of Cognizant (1996 – 1997)

•  Executive positions at The Dun & Bradstreet Corporation, a data, analytics and insights company

-  Chairman and Chief Executive Officer (1995 – 1996)

-  President and Chief Operating Officer (1985 – 1995)

-  Other positions since 1979

•  President and Chief Executive Officer of National CSS, a computer time-sharing company acquired by The Dun & Bradstreet Corporation in 1979

Past Public Company Boards

•  State Street Corporation, a global financial services company

•  Pitney Bowes, Inc., a global technology company

•  Information Services Group, a technology insights, market intelligence and advisory services company

Other Positions

•  Chairman of Shelburne Investments, a private investment company that works with emerging companies in the United States and Europe

•  Board of Trustees of Babson College

Education

•  B.S., Babson College

•  Honorary Doctor of Laws, Babson College

Committees

Compensation Nominating and Corporate Governance (Chair)

Mr. Weissman has over 30 years of leadership experience as a chief executive officer of several public technology and services companies, including Cognizant. He also has significant public company board experience.

Thomas M. Wendel	Director Since: 2001	Age: 79	Skills and Qualifications:
Retired Chairman, President and Chief Executive Officer of Bridge Information Systems, Inc.

Career Highlights

•  Chairman of the Board, President and Chief Executive Officer of Bridge Information Systems, Inc., a global financial information, transaction services and network services company (1995 – 2000)

•  Founding President and Chief Executive Officer of Liberty Brokerage, Inc., a U.S. government securities brokerage firm

•  Various positions with Paine Webber, Inc., a stock brokerage and asset management firm

-  Chief Financial Officer

-  Executive Vice President

-  Managing Director

•  Senior Vice President and Chief Financial Officer of Pan American World Airways, a worldwide commercial airline

Education

•  B.S, Ursinus College

•  M.A., San Jose State College

•  M.B.A., University of Santa Clara

Committees

Audit Nominating and Corporate Governance

Mr. Wendel has held various executive level positions, including Chief Executive Officer and Chief Financial Officer, at several global companies over the course of his career. He brings an array of leadership, technology and financial expertise to the Board.

Leadership	Global Business Experience	Consulting	Technology	Financial

CORPORATE GOVERNANCE	10

Majority Voting Standard in Election of Directors

Our By-laws provide that the voting standard for the election of directors in uncontested elections is a majority of votes cast. If none of our stockholders provides us with notice of an intention to nominate one or more candidates to compete with the Board’s nominees in a Director election, or if our stockholders have withdrawn all such nominations by the day before the Company mails its notice of meeting to our stockholders, a nominee must receive more votes cast “for” than “against” his or her election or re-election in order to be elected or re-elected to the Board.

In accordance with our By-laws and Corporate Governance Guidelines, the Board will nominate for election or re-election as a Director only candidates who agree to tender, promptly following their failure to receive the required vote for election or re-election at the next meeting at which they would face election or re-election, an irrevocable resignation that will be effective upon acceptance by the Board. In addition, the Board will fill Director vacancies and new directorships only with candidates who agree to tender the same form of resignation, promptly following their appointment to the Board.

If an incumbent Director fails to receive the required vote for re-election, then, within 90 days following certification of the stockholder vote, the Governance Committee will act to determine whether to accept the Director’s resignation and will submit the recommendation for prompt consideration by the Board, and the Board will act on the Governance Committee’s recommendation. The Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a Director’s resignation. Any such Director may not participate in the Governance Committee recommendation or Board action regarding whether to accept the resignation offer. If each member of the Governance Committee fails to receive the required vote in favor of his or her election in the same election, then those independent Directors who did receive the required vote will appoint a committee amongst themselves to consider the resignation offers and recommend to the Board whether to accept them. However, if the only Directors who did not receive the required vote in the same election constitute three or fewer Directors, all Directors may participate in the action regarding whether to accept the resignation offers.

Thereafter, the Board will promptly disclose its decision-making process and decision regarding whether to accept the Director’s resignation offer (or the reason(s) for rejecting the resignation offer, if applicable) in a Form 8-K furnished to the SEC.

BOARD COMPOSITION

Director Candidate Identification and Evaluation Process

The Governance Committee is charged with identifying and evaluating director candidates and recommending nominees to the Board for approval.

Finding Director Candidates

The Governance Committee seeks recommendations from Board members and others, engages search firms from time-to-time to assist in the identification and evaluation of director candidates, meets periodically to evaluate biographical information and background material relating to potential candidates and has selected candidates interviewed by members of the Governance Committee and the Board. In 2015 and 2016, the Company engaged a third-party director search firm to assist the Governance Committee in identifying and evaluating director candidates. Zein Abdalla and Jonathan Chadwick, who were elected to the Board in 2015 and 2016, respectively, were identified by such search firm.

Director Candidate Selection

The Governance Committee strives to maintain an engaged, independent Board with broad and diverse experience and judgment that is committed to representing the long-term interests of our stockholders. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended Director nominees, the Governance Committee applies the criteria set forth in our Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interests of all stockholders, and includes consideration of the value of Board diversity. In evaluating Director candidates, the Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds, qualifications and diversity of our Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

11	CORPORATE GOVERNANCE

The Governance Committee’s Director candidate selection includes the following considerations:

•	Ensuring an experienced, qualified Board with expertise in areas relevant to the Company. We seek directors who have held significant leadership positions and have global business experience, especially in the consulting and technology industries in which we compete. In addition, we seek directors with the financial reporting, corporate governance and compliance experience appropriate for a large, global, publicly traded company.

Leadership
11/11 Directors
We believe that directors who have held significant leadership positions over an extended period, especially CEO positions, possess extraordinary leadership qualities, and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy and risk management, and know how to drive change and growth.

Global Business Experience
9/11 Directors
With over 20% of our revenue currently coming from, and our continued success dependent, in part, on continued growth in, our business outside the United States, and with the extensive international aspects of our business operations, including our outsourcing services, we believe that global business experience is an important quality for many of our Directors to possess.

Consulting
5/11 Directors
Consulting, including as to information technology strategy, business and operations, is one of our key areas of business focus. It is an important component of the continuing growth of our business and permeates other important technology growth areas for us. As consulting is a critical component of our efforts to develop ever more strategic relationships with clients, it is important to have directors with consulting experience.

Technology
8/11 Directors
As a leading information technology company, developing and investing in new technologies and ideas is at the heart of our business. Our current investments include building capabilities to enable clients to drive digital transformation at scale and create next generation information technology infrastructures, and building platform-based solutions and industry utilities to enable clients to achieve new levels of efficiency. As such, having directors with technology experience is as important as ever.

Financial
8/11 Directors
We use a broad set of financial metrics to measure our operating and strategic performance. Accurate financial reporting and robust auditing are also critical to our success. As such, it is important for us to have directors with an understanding of financial statements and financial reporting processes.

•	Enhancing the Board’s Diversity. Our Corporate Governance Guidelines provide that the value of director diversity, including as to race, gender, age and cultural background, should be considered in the selection of directors. The Governance Committee seeks out qualified women and individuals from minority groups to include in the pool from which Board nominees are chosen, and in fact two of the three most recent director additions to the Board have been individuals from minority groups.

•	Ensuring a balanced mix of different tenures. The Governance Committee believes it is important to maintain a mix of experienced directors with a deep understanding of the Company and its industry and others who bring a fresh perspective. In this regard, the Governance Committee has recruited four new directors over the last four years.

•	Maintaining independence and avoiding conflicts of interest. The Governance Committee looks at other positions a director candidate has held or holds (including other board memberships) and any potential conflicts of interest to ensure the continued independence of the Board and its committees.

As part of the Governance Committee’s annual self-assessment process, it assesses its performance as to all aspects of the selection and nomination process for directors, including diversity.

CORPORATE GOVERNANCE	12

Director Candidate Recommendations by Stockholders

Stockholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of Common Stock for at least a year as of the date such recommendation is made. Such recommendations should be sent to the Governance Committee, c/o Corporate Secretary, Cognizant Technology Solutions Corporation, Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666. Assuming that appropriate biographical and background material has been provided on a timely basis, the Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

In addition, our By-laws provide that stockholders satisfying certain ownership and holding period requirements with respect to the Common Stock and other requirements may nominate directors for inclusion in our proxy statement. See “Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access)” on page 48.

Director Independence

Board Member Independence

9 of 11 Directors are Independent	Each of our Directors, other than Messrs. D’Souza and Narayanan, has been determined by the Board to be an “independent director” under the rules of The NASDAQ Stock Market LLC (“NASDAQ”), which require that, in the opinion of the Board, such person not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.

Committee Member Independence

100% Independent Directors on all Board Committees	The Board has determined that all of the members of each of the Board’s three standing committees (Audit Committee, Compensation Committee and Governance Committee) are independent as defined under NASDAQ rules and, where applicable, also satisfy the committee-specific requirements set forth below.

HEIGHTENED COMMITTEE STANDARDS

Audit Committee

All members of the Audit Committee are required to satisfy the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and NASDAQ rules, specifically that Audit Committee members may not accept any direct or indirect consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, except for their compensation for Board service, and that Audit Committee members may not be affiliated with the Company or any of its subsidiaries.

Compensation Committee

Under NASDAQ rules the Board must affirmatively determine the independence of each member of the Compensation Committee after considering all sources of compensation of the director, including any consulting, advisory or other compensation paid by the Company or any of its subsidiaries, and whether the Compensation Committee member is affiliated with the Company or any of its subsidiaries.

BOARD OPERATIONS

Board Leadership Structure

Separate Chairman and CEO	Since December 2003, the Company’s board leadership structure has separated the Chairman of the Board and Chief Executive Officer roles into two positions. Currently, John E. Klein is the Chairman of the Board and Francisco D’Souza is the Chief Executive Officer. The Board evaluates its leadership structure on an ongoing basis based on factors such as the experience of the applicable individuals and the current business environment of the Company. After considering these factors, the Board determined that continuing to separate the positions of Chairman of the Board and Chief Executive Officer is the appropriate board leadership structure at this time.

13	CORPORATE GOVERNANCE

Director Attendance at Board and Stockholder Meetings

There were seven meetings of the Board during 2015. Each Director attended at least 75% of the aggregate of (i) all meetings of the Board held during the period in which he or she served as a Director and (ii) the total number of meetings held by the committees on which he or she served during the period, if applicable.

Our Corporate Governance Guidelines provide that Directors are expected to attend the annual meeting of stockholders. For the 2015 Annual Meeting, Mr. D’Souza acted as Chairman and all but two of the nine then current Directors attended (participating by teleconference).

Board Role in Risk Oversight

The Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company and evaluates its role in risk oversight on an ongoing basis. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding the Company’s risk and control environment. The Board does not believe that its role in the oversight of the Company’s risks affects the Board’s leadership structure.

Committees of the Board

The Board has established three standing committees—the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee (the “Governance Committee”)—each of which operates under a charter that has been approved by the Board. Current copies of each committee’s charter are posted in the “Company Overview” section of the “About Cognizant” page of our website located at www.cognizant.com, under the “Corporate Governance” tab.

AUDIT COMMITTEE

Members

Zein Abdalla

Maureen Breakiron-Evans (Chair)

Jonathan Chadwick

John E. Klein

Leo S. Mackay, Jr.

Thomas M. Wendel

No. of Meetings in 2015: 9

Audit Committee Financial Experts

The Board has determined that each of

Ms. Breakiron-Evans and Mr. Chadwick

is an “audit committee financial expert”

as defined in Item 407(d)(5)(ii) of

Regulation S-K.

Key Responsibilities

•  Direct oversight of our independent registered public accounting firm, including appointment, termination, qualifications and independence, and pre-approval of the scope and fees of the annual audit and any other services, including review, attest and non-audit services;

•  Reviewing and discussing the contents of our quarterly and annual consolidated financial statements and earnings releases with management and the independent registered public accounting firm;

•  Recommending to the Board inclusion of our audited financial statements in our Annual Report on Form 10-K;

•  Monitoring our internal control over financial reporting, disclosure controls and procedures, and Code of Ethics;

•  Reviewing and discussing the internal audit process, scope of activities and audit results with our internal audit department;

•  Reviewing and discussing with management our risk management framework and processes; and

•  Preparing the Audit Committee report required by SEC rules (which is included on page 44).

CORPORATE GOVERNANCE	14

COMPENSATION COMMITTEE

Members John N. Fox, Jr. John E. Klein (Chair) Michael Patsalos-Fox Robert E. Weissman No. of Meetings in 2015: 4

Key Responsibilities

•  Making recommendations to the Board with respect to the compensation of our Chief Executive Officer;

•  Reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers;

•  Overseeing evaluations of our senior executives;

•  Reviewing and making recommendations to the Board with respect to our incentive compensation arrangements, including an annual review to ensure that such compensation arrangements do not encourage unnecessary risk taking;

•  Reviewing and making recommendations to the Board with respect to Director compensation;

•  Preparing the Compensation Committee report required by SEC rules (which is included on page 30); and

•  Assisting the Board in the discharge of any other responsibilities relating to the compensation of our executive officers.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Members Zein Abdalla Maureen Breakiron-Evans John N. Fox, Jr. John E. Klein Michael Patsalos-Fox Robert E. Weissman (Chair) Thomas M. Wendel No. of Meetings in 2015: 4

Key Responsibilities

•  Recommending to the Board the persons to be nominated for election as Directors and to be appointed to each of the Board’s committees;

•  Reviewing and making recommendations to the Board with respect to management succession planning;

•  Developing and recommending to the Board our Corporate Governance Guidelines; and

•  Overseeing an annual evaluation of the Board.

Communications to the Board from Stockholders

How you can communicate concerns to our Directors	Under procedures approved by a majority of the independent Directors, our Chairman of the Board and Secretary and General Counsel are primarily responsible for monitoring communications from stockholders and, if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the Directors to know, providing copies or summaries to the other Directors. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board by emailing the Board at corporategovernance@cognizant.com or by writing to the Board c/o Corporate Secretary, Cognizant Technology Solutions Corporation, Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666.

15	CORPORATE GOVERNANCE

  COMPENSATION

PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

What are you voting on?	In accordance with Section 14A of the Exchange Act, we are asking stockholders to vote on an advisory basis to approve the compensation paid to our Named Executives, as disclosed in this proxy statement.

RESOLUTION STOCKHOLDERS ARE BEING ASKED TO APPROVE

RESOLVED, that the stockholders of Cognizant Technology Solutions Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K in the Company’s definitive proxy statement for the 2016 Annual Meeting of Stockholders.

The Board unanimously recommends a vote FOR the approval of the advisory (non-binding) vote on executive compensation.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), requires that our stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation at annual meetings, commonly referred to as a “Say-on-Pay” vote.

The advisory vote on executive compensation is a non-binding vote on the compensation of our Named Executives, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement. Please read the “Compensation Discussion and Analysis” section starting on page 17 for a detailed discussion about our executive compensation programs and compensation philosophy, including information about the fiscal 2015 compensation of our Named Executives. The advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of the Board, or our compensation policies as they relate to risk management.

The vote solicited by this Proposal No. 2 is advisory, and therefore is not binding on the Company, the Board or the Compensation Committee. The outcome of the vote will not require the Company, the Board or the Compensation Committee to take any action, and will not be construed as overruling any decision by the Company or the Board. Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our Named Executives that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, the Board, including the Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Frequency of Say-on-Pay Vote

Annual Say-on-Pay Vote	The Dodd-Frank Act requires that we hold the advisory vote on executive compensation at least once every three years. At the 2011 Annual Meeting of Stockholders, the Company’s stockholders recommended, on an advisory basis, that the stockholder vote on the compensation of our Named Executives occur every year. Accordingly, our next advisory Say-on-Pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at our 2017 Annual Meeting.

2015 Say-on-Pay Vote

At the 2015 Annual Meeting, approximately 98.4% of the votes cast on the Say-on-Pay proposal were voted “for” the proposal.

COMPENSATION	16

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section describes the general objectives, principles and philosophy of the Company’s executive compensation program. This section focuses primarily on the compensation of our Named Executives, who are listed below and appear in the 2015 Summary Compensation Table on page 31.

Named Executive	Position
Francisco D’Souza	Chief Executive Officer and Director
Gordon Coburn	President
Karen McLoughlin	Chief Financial Officer
Rajeev Mehta	Chief Executive Officer, IT Services
Malcolm Frank	Executive Vice President, Strategy and Marketing

Overview of Executive Compensation Program

Compensation Committee

The Compensation Committee oversees and administers our executive compensation program, including the evaluation and approval of compensation plans, policies and programs offered to our Named Executives. The Compensation Committee operates under a written charter adopted by the Board and is comprised entirely of independent, non-employee directors as determined in accordance with various NASDAQ, SEC and U.S. Internal Revenue Code (“IRC”) rules. The Compensation Committee has the authority to engage its own independent advisor to assist in carrying out its responsibilities under its charter.

Program Objectives

The Compensation Committee has designed the executive compensation program for our Named Executives to meet the following objectives:

•	Ensure executive compensation is aligned with our corporate strategies and business objectives;

•	Subject a substantial portion of an executive officer’s compensation to achieving both short-term and long-term performance objectives that enhance stockholder value by linking rewards to measurable corporate and individual performance;

•	Reinforce the importance of meeting and exceeding identifiable and measurable goals through superior awards for superior performance;

•	Provide total direct compensation that is competitive in markets in which we compete for management talent in order to attract, retain and motivate the best possible executive talent;

•	Provide an incentive for long-term continued employment with the Company; and

•	Reinforce our desired culture and unique corporate environment by fostering a sense of ownership, urgency and overall entrepreneurial spirit.

Key Program Features

The following tables summarize key elements of our executive compensation program and where they are described in the Compensation Discussion and Analysis section.

What We Do	See Page No.
Annual advisory Say-on-Pay vote for stockholders	18
Pay for performance	20
Use appropriate peer groups when establishing compensation	19
Retain an independent external compensation consultant	19
Set significant stock ownership guidelines for executives	26
Include a clawback policy in our incentive plans	27
Utilize “double trigger” provisions for plans that contemplate a change-in-control	29

17	COMPENSATION

What We Don’t Do	See Page No.
No hedging or speculation with respect to Cognizant securities	26
No short sales of Cognizant securities	26
No margin accounts with Cognizant securities	26
Limited pledging of Cognizant securities	26
No excise tax “gross up” and limited tax “gross up” for perquisites	26, 30

2015 Company Performance and Impact on Compensation Program

The Company demonstrated strong performance for 2015 with year-over-year revenue growth of 21.0% (inclusive of 6.2% related to the acquisition of TriZetto). Key drivers of that growth were:

•	Solid performance across all of our business segments:

Business Segment	Year-over-Year Revenue Growth	% of 2015 Revenue
Financial Services	16.7%	40.3%
Healthcare	36.4%[1]	29.5%
Manufacturing/Retail/Logistics	12.0%	18.9%
Other	17.4%	11.3%

                      1  Inclusive of 23.9% related to the acquisition of TriZetto.

•	Sustained strength in the North American market with year-over-year revenue growth of 23.9% (inclusive of TriZetto revenue);

•	Continued penetration of the European market with year-over-year revenue growth of 6.6% after a negative currency impact of 10.2%;

•	Continued penetration of the Rest of World (primarily the Asia Pacific) market with year-over-year revenue growth of 29.9% after a negative currency impact of 9.2%;

•	Increased customer spending on discretionary projects;

•	Expansion of our service offerings, including consulting, infrastructure services and business process services, which enabled us to cross-sell new services to our customers and meet the rapidly growing demand for complex large-scale outsourcing solutions;

•	Increased penetration at existing customers, including strategic clients; and

•	Continued expansion of the market for global delivery of IT services and business process services.

The Compensation Committee took into account the above factors and the Company’s performance, including relative to the industry, during 2015 and in previous years in its compensation decisions. See “Proxy Statement Summary” starting on page i for more information about the Company’s performance in previous years.

Role of Stockholder Say-on-Pay Votes

The Company provides its stockholders with the opportunity to cast an annual, non-binding advisory vote on executive compensation. At the 2015 Annual Meeting, approximately 98.4% of the votes cast on the Say-on-Pay proposal were voted “for” the proposal. The Compensation Committee considered the outcome of that advisory vote to be an endorsement of the Compensation Committee’s compensation philosophy and implementation. As such, in making its decisions regarding executive compensation for 2015, the Compensation Committee considered the significant level of stockholder support for our compensation program and chose to generally retain the 2014 structure of the executive compensation program, including the ratio of performance-based compensation to all other compensation and the ratio of performance-based equity compensation to time-based equity compensation, while making quantitative adjustments to reflect the performance of the Company and our Named Executives in 2015 and adding an additional performance criteria for the PSUs, as described in “Primary Compensation Elements for 2015” starting on page 20. The Compensation Committee will continue to consider the outcome of the Company’s Say-on-Pay votes when making future compensation decisions for the Named Executives.

COMPENSATION	18

The Compensation-Setting Process

Compensation Committee and Engagement of Compensation Consultant

To achieve the objectives of our executive compensation program, the Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels the Compensation Committee believes are competitive with those of other growth technology-related companies that compete with us for executive talent. The Compensation Committee has periodically engaged an independent compensation consultant to provide additional assurance that the Company’s executive compensation program is reasonable and consistent with its objectives. The consultant reports directly to the Compensation Committee, periodically participates in Committee meetings, and advises the Compensation Committee with respect to compensation trends and best practices, plan design, and the reasonableness of individual compensation awards. Although the Compensation Committee reviews the compensation practices of our peer companies as described below, the Compensation Committee does not adhere to strict formulas or survey data to determine the mix of compensation elements. Instead, as described below, the Compensation Committee considers various factors in exercising its discretion to determine compensation, including the experience, responsibilities and performance of each Named Executive as well as the Company’s overall financial performance. This flexibility is particularly important in designing compensation arrangements to attract and retain executives in a highly-competitive, rapidly changing market.

Since 2010, the Compensation Committee has engaged Pay Governance, LLC (“Pay Governance”), an independent executive compensation advisory firm, to review all elements of executive compensation, benchmark such compensation in relation to other comparable companies with which we compete for executive talent, and provide recommendations to ensure that our executive compensation program continues to enable us to attract and retain qualified executives through competitive compensation packages which will result in the attainment of our short-term and long-term strategic objectives. As part of the compensation-setting processes for 2013, 2014 and 2015, the Compensation Committee asked Pay Governance to provide benchmark compensation data and/or review management’s recommendations for year-over-year compensation adjustments, including review for general market competitiveness and competitiveness with the Company’s peer group. See “Peer Group” below.

The Compensation Committee has assessed the independence of Pay Governance and concluded that no conflict of interest exists that would prevent Pay Governance from providing independent advice to the Compensation Committee regarding executive and director compensation matters.

Role of Executive Officers in Determining Executive Compensation

Our Chief Executive Officer, aided by our President, provides statistical data and makes recommendations to the Compensation Committee to assist it in determining compensation levels. In addition, our Chief Executive Officer provides the Compensation Committee with a review of the performance of the other executive officers. While the Compensation Committee utilizes this information and values management’s observations with regard to compensation, the ultimate decisions regarding executive compensation are made by the Compensation Committee.

Peer Group

The Compensation Committee, with assistance from Pay Governance, establishes the Company’s peer group that is used for market comparisons and benchmarking. The peer group is comprised of a group of technology-related firms selected based on revenue, headcount and market capitalization.

PEER GROUP

Accenture Plc Automatic Data Processing, Inc. CA, Inc. Computer Sciences Corporation Convergys Corporation	Fidelity National Information Services, Inc. Fiserv, Inc. Leidos Holdings, Inc. MasterCard, Inc.	NetApp, Inc. Symantec Corporation Visa, Inc. Yahoo! Inc.

19	COMPENSATION

Direct Compensation of Named Executives

Primary Compensation Elements for 2015

Our executive compensation program is designed to motivate, retain and engage our executive leadership and appropriately reward them for their contributions to the achievement of our business strategies and goals. In order to achieve our compensation objectives, the Company provides its executives with a total direct compensation package consisting of the elements listed in the table below. The Compensation Committee makes decisions on executive compensation from a total direct compensation perspective. Each element is considered by the Committee to be important in meeting one or more of the compensation program objectives.

	Base Salary	Annual Cash Incentive	Long-Term Incentives – Stock Based Awards
			PSUs	RSUs
Purpose	Stable source of income at competitive levels	Motivate and reward achievement of financial and operational goals	Reward achievement of financial goals, continued service and long-term performance of our Common Stock	Reward continued service and long-term performance of our Common Stock
Who receives	All Named Executives
When granted	Reviewed annually	Approved annually in February for prior year	Annually
Form of delivery	Cash		Equity
Type of performance	Short-term emphasis		Long-term emphasis
Performance period	Ongoing	1 year	1 year for performance measurement determines number of shares that may vest; vesting 1/3rd at 18 months and 2/3rds at 36 months from grant date with service through those dates (see changes below)	Quarterly vesting over 3 years from grant date subject to continued service
How compensation is realized	Compensation Committee judgment	Compensation Committee verifies performance against targets	Compensation Committee verifies performance against targets, determining the number of shares that may vest; value realized depends on number of shares that vest and stock price on the vesting dates	Value realized depends on stock price on the vesting dates
Most recent performance measures	N/A	Revenue (50%), non-GAAP Income from Operations (40%) and days sales outstanding (10%)	2016 Revenue (75%) and non-GAAP EPS (25%)	N/A

PSUs – CHANGES IN 2015	PSUs – ADDITIONAL CHANGES IN 2016

PSUs granted in 2015 utilize two weighted performance metrics measured during fiscal year 2016: revenue (75%) and non-GAAP EPS (25%). PSUs grants in prior years utilized a single performance metric (revenue).

PSUs granted in 2016 will continue to utilize the same two weighted performance metrics as in 2015 and, in addition, will move to a 2-year performance measurement period with vesting of 1/3rd at 30 months and 2/3rds at 36 months, replacing the previous 1-year performance measurement period and vesting of 1/3rd at 18 months and 2/3rds at 36 months.

COMPENSATION	20

There is no pre-established policy or target for the allocation between cash and non-cash compensation or short-term and long-term compensation. However, these primary elements have been weighted to ensure that a substantial amount of pay for the Named Executives is variable, contingent upon meeting or exceeding pre-determined performance goals and tied to the performance of our Common Stock.

2015 Target Total Direct Compensation

The following chart illustrates the balance of the elements of 2015 total direct compensation (using grant date share prices for RSUs and PSUs and target values for the annual cash incentive and the PSUs) for our Chief Executive Officer and other Named Executives.

2015 Target Total Direct Compensation

Our Named Executives’ (including our Chief Executive Officer’s) target total direct compensation is, on average, 83% long-term (comprised of RSUs and PSUs) and 62% performance-based (comprised of PSUs and the annual cash incentive). Target total direct compensation for the Chief Executive Officer is weighted more towards long-term, equity compensation as compared to the other Named Executives. While the overall percentage of compensation that is performance-based is similar between the Chief Executive Officer and the other Named Executives, the mix of performance-based compensation for our Chief Executive Officer is weighted more towards the long-term equity (PSUs) as opposed to the annual cash incentive. This emphasis on long-term, equity compensation for our Chief Executive Officer was designed by the Compensation Committee to more closely align our Chief Executive Officer’s compensation with the interests of stockholders and encourage a focus on the Company’s long-term growth.

Base Salary

The Compensation Committee reviews the base salaries of our Named Executives on an annual basis. The primary objective of the base salary component of an executive’s total direct compensation is to provide financial stability and certainty through market-competitive salary levels, recognizing each Named Executive’s experience, knowledge, skills, relative value and sustained contribution to the Company. The Compensation Committee makes periodic adjustments to base salary based on individual performance and contributions, market trends, increases in the cost of living, competitive position and our financial situation. Consideration is also given to relative responsibility, seniority, experience and performance of each individual Named Executive. No specific weight is assigned to any of the above criteria relative to the others, but rather the Compensation Committee uses its judgment in combination with market and other data provided by Pay Governance and the Company. The Compensation Committee does not attempt to set compensation components to meet specific benchmarks relative to our peers because the Compensation Committee believes that excessive reliance on benchmarking is detrimental to stockholder interests as it can result in compensation that is unrelated to the value delivered by the Named Executives.

21	COMPENSATION

Based on the analysis set forth above, the base salaries of our Named Executives were established, effective January 1, 2015, as set forth in the following table. Messrs. D’Souza and Coburn each received an increase in base salary over their 2014 base salary of approximately 3% to account for annual increases in the cost of living and general market trends. Ms. McLoughlin received an increase of 9% primarily to bring her compensation to a market-competitive level for her experience and position as Chief Financial Officer. Mr. Mehta received an increase of 6% primarily to reflect his expanded responsibilities and to account for increases in the cost of living and general market trends. Mr. Frank received an increase of 9% primarily to account for his performance with respect to key strategic initiatives and increased responsibilities he has taken on in the area of digital services.

Name	2015 Base Salary
Francisco D’Souza	$645,000
Gordon Coburn	$613,500
Karen McLoughlin	$406,000
Rajeev Mehta	$538,500
Malcolm Frank	$417,000

Annual Cash Incentive

The Compensation Committee has designed our annual cash incentive program to stimulate and support a high-performance environment by tying such incentive compensation to the attainment of organizational financial goals and by recognizing superior performance. The annual cash incentives are intended to compensate individuals for the achievement of these goals. The Committee determines actual cash incentives after the end of the fiscal year based upon the Company’s performance.

The Compensation Committee believes that each Named Executive’s annual cash incentive should be based upon the achievement of financial goals, which are tied to metrics that are valued by our stockholders. The Compensation Committee believes that our stockholders value and measure the performance of the Named Executives based principally on the growth of Company revenue, earnings and cash flow. Consequently, the Compensation Committee believes it is appropriate to establish three components to the annual cash incentive: revenue, non-GAAP income from operations (“non-GAAP Income from Operations”) (see “Reconciliation of Non-GAAP Financial Measures” on page 55 for a reconciliation of non-GAAP financial measures to our results as reported under GAAP) and days sales outstanding (“DSO”). All three components are subject to adjustment for any acquisitions over the course of the year. Over the past several years, one of our principal goals has been to grow revenue at an industry-leading pace, while maintaining a targeted level of non-GAAP operating margin and DSO. The annual cash incentive target has been set in an effort to achieve this operating performance.

For 2015, the Compensation Committee determined a target for each component (revenue, non-GAAP Income from Operations and DSO) and a weighting for the various components as a percentage of the total award such that achievement of the targeted level of performance for all three components would result in the Named Executives receiving their target awards. The Committee set threshold, or minimum, levels for each of the components below which no annual cash incentive would be paid for the particular component. The Committee also set maximum levels for each of the components above which no additional annual cash incentive would be paid for the particular component and which collectively result in a maximum possible annual cash incentive equal to 200% of the target awards for the Named Executives. To the extent the Company’s actual 2015 performance falls between the threshold and target levels or between the target and maximum levels for any of the components, the annual cash incentive program provides for straight-line interpolation between the levels to calculate the payout level for the component.

	Threshold	Target	Maximum	Weighting
	($ in thousands)
Component
Revenue	$11,599,500	$12,210,000	$12,820,500	50%
Non-GAAP Income from Operations	$2,256,147	$2,374,892	$2,493,637	40%
Days sales outstanding (DSO)	81	70	60	10%
Payout at Level
Payout as a percent of target	50%	100%	200%

COMPENSATION	22

Annual Cash Incentive Target Based on High Growth Objectives	The Compensation Committee established revenue and non-GAAP Income from Operations targets at levels 19% and 13% above the Company’s 2014 revenue and non-GAAP Income from Operations, respectively. These targets were established to incentivize the Company’s management to prioritize a continued high level of growth in the Company’s revenue while maintaining a targeted level of non-GAAP operating margin. Meanwhile, the DSO component incentivizes maintenance of a healthy cash flow level consistent with past years. As a result of these targets, there was substantial uncertainty at the time the Compensation Committee established the performance goals for 2015 as to the likelihood of the Company’s attainment of the targeted levels of performance.

The Compensation Committee set the 2015 target awards for the Named Executives at a level equal to 85% of the Named Executives’ base salaries. Based on the Company’s actual 2015 performance against the metrics described above, the Compensation Committee determined that performance under the annual cash incentive program had been achieved at a level equal to 142% of the target award. The target awards and actual awards approved for payment by the Compensation Committee for 2015 to each of the Named Executives are set forth in the following table.

Name	2015 Annual Cash Incentive
	Target Award	Actual Award
Francisco D’Souza	$548,250	$778,306
Gordon Coburn	$521,475	$740,296
Karen McLoughlin	$345,100	$489,910
Rajeev Mehta	$457,725	$649,795
Malcolm Frank	$354,450	$503,184

Long-Term Incentives – Stock-Based Awards

We provide long-term incentive compensation through stock-based awards in the form of restricted stock units (“RSUs”) and performance-based stock units (“PSUs”). The Committee believes that such RSUs and PSUs are a valuable component of our long-term incentive program for several reasons, including concerns over the dilutive effect option grants may have on our outstanding shares, our desire to make a portion of our Named Executives’ compensation less subject to market volatility, and our desire to create a retention mechanism which creates the incentive to maximize stockholder value.

The Compensation Committee currently plans to use a combination of RSUs and PSUs in future years. We believe that stock-based grants provide our executive officers with a strong incentive to manage the Company from the perspective of an owner with an equity stake in the long-term success of the business, create an ownership culture, and help to align the interests of our executives and our stockholders. In addition, the vesting feature of our equity grants should further our goal of executive retention because this feature provides an incentive to our executive officers to remain in our employ during the vesting period.

In considering the number of long-term incentives to grant, the Compensation Committee first establishes a target compensation value that it wants to deliver to the Named Executives through long-term equity awards. In doing so, the Committee generally takes into account various factors, including the value of RSUs and PSUs that each of our executive officers has previously been awarded, the base salary of the executive officer, the heavy weight placed on equity in the mix of total compensation, and the perceived retention value of the total compensation package in light of the competitive environment. The Committee also generally takes into account increases in the cost of living, the size of comparable awards made to individuals in similar positions within the industry, the scope, responsibility and business impact of the officer’s position, the individual’s potential for increased responsibility and promotion over the award term, and the individual’s personal experience and performance in recent periods. Once the target value is established, the Compensation Committee determines the number of RSUs and PSUs to be granted by reference to the current value of the Company’s Common Stock.

In 2015, the Compensation Committee established target long-term incentive compensation values that were, as compared to the values provided in 2014, approximately 3% higher for all of the Named Executives except Ms. McLoughlin, for whom it was approximately 8% higher. The 3% increases were primarily to account for increases in the cost of living and general market trends, reflecting the fact that there were no major changes in the other factors mentioned above. For Ms. McLoughlin, the higher increase was, in addition, to bring her compensation to a market-competitive level for her experience and position as Chief Financial Officer.

23	COMPENSATION

65% / 35% PSU / RSU Split	The Compensation Committee determined that the 2015 long-term incentive compensation should be apportioned 65% to PSUs and 35% to RSUs. The Committee believes that a split that is weighted towards PSUs, which contain both performance- and time-based vesting aspects, is appropriate to emphasize the importance of achieving the specified financial results and long-term appreciation of the Company’s Common Stock. The RSUs then provide further incentive for continued service and alignment of the Named Executives’ interests with those of stockholders.

Based on the foregoing considerations, on November 30, 2015, the Compensation Committee approved the following PSU and RSU awards to our Named Executives.

Name	PSUs		RSUs		Total Grant Date Fair Value of Awards
	Number	Grant Date Fair Value	Number	Grant Date Fair Value
Francisco D’Souza	105,516	$6,814,223	56,816	$3,669,177	$10,483,400
Gordon Coburn	56,386	$3,641,408	30,362	$1,960,778	$5,602,186
Karen McLoughlin	28,201	$1,821,221	15,185	$980,647	$2,801,868
Rajeev Mehta	53,887	$3,480,022	29,016	$1,873,853	$5,353,875
Malcolm Frank	26,426	$1,706,591	14,229	$918,909	$2,625,500

Such PSUs and RSUs were granted pursuant to the terms and conditions of the Company’s 2009 Incentive Plan and the related Stock Unit Award Agreements. Details of how such PSUs and RSUs work can be found on page 25.

Other Elements of Compensation

Supplemental Retirement Programs

We do not have any nonqualified deferred compensation programs, pension plans or pre-tax supplemental executive retirement plans for our executive officers, except for the CSRP described under “Broad-Based Programs” below and a nonqualified deferred compensation program established for Mr. Coburn. We established the program for Mr. Coburn to provide him with the equivalent economic value of the retirement plan in which he participated while the Company was majority-owned by IMS Health. Accordingly, Mr. Coburn is entitled to an annual Company contribution to his nonqualified deferred compensation account equal to 6% of his base salary and earned annual cash incentive.

Broad-Based Programs

Our U.S.-based executive officers are eligible to participate in our broad-based medical, dental and vision insurance, life and accidental death insurance, 401(k) savings plan, CSRP and 2004 Employee Stock Purchase Plan on the same basis as all other regular employees.

Under the 401(k) savings plan, we match employee contributions at the rate of 50% for each dollar contributed during each pay period, up to the first 6% of eligible compensation contributed during each pay period, subject to applicable U.S. Internal Revenue Service (“IRS”) limits. The matching contributions immediately vest.

Our U.S.-based executive officers who are subject to contribution restrictions under our 401(k) savings plan due to statutory limits that apply to highly-compensated employees are eligible to participate in the Cognizant Technology Solutions Supplemental Retirement Plan (the “CSRP”) on the same basis as all other regular U.S.-based employees. The CSRP is a nonqualified savings plan in which the employee’s contributions are made on a post-tax basis to an individually owned, portable and flexible retirement plan held with a life insurance company. The CSRP works alongside established qualified retirement plans such as our 401(k) savings plan or can be the basis for a long-term stand-alone retirement savings plan. We provide a fully vested incentive match following the same formula as our 401(k) savings plan. Because the CSRP is not subject to the same IRS non-discrimination rules as our 401(k) savings plan, employees that face limitations on their 401(k) contributions due to these rules can avail themselves of the CSRP without foregoing the Company match. Although there is a limit in the amount of employer contributions, there is no limit to the amount an employee may contribute to the CSRP and it can be used in concert with other retirement strategies that may be available outside of our Company.

The 401(k) savings plan, CSRP and other generally available benefit programs allow us to remain competitive for employee talent. We believe that the availability of the aforementioned broad-based benefit programs generally enhances employee morale and loyalty.

COMPENSATION	24

PSUs – HOW THEY WORK

The PSUs are subject to attainment of certain performance milestones and continued service requirements. Step 1 – Performance milestones
1-year Performance Period; 2 Performance Metrics	The PSUs granted in November 2015 have a 1-year performance period (fiscal year 2016) over which the Company’s performance across two performance metrics is measured: revenue and non-GAAP diluted earnings per share (“non-GAAP EPS”) (see “Reconciliation of Non-GAAP Financial Measures” on page 55 for a reconciliation of non-GAAP financial measures to our results as reported under GAAP). Revenue determines 75% of the award and non-GAAP EPS determines the remaining 25% of the award. Both metrics are subject to adjustment by the Compensation Committee for any acquisitions over the course of the performance period.

For each metric, the Compensation Committee established threshold (50% vesting), target (100% vesting) and maximum (200% vesting) levels at the time of the award, with no PSUs eligible for vesting as to a metric for performance below the threshold level and the maximum possible number of PSUs that may vest as to a metric capped at 200%, regardless of performance above the maximum level. Performance across these two metrics determines the total number of PSUs that may vest, subject to the Named Executive satisfying the continued service requirements of the award as described in Step 2 below. The following diagram summarizes the manner in which the number of PSUs that may vest is determined.

Whether and to what extent the performance as to either metric has been achieved will be determined by the Compensation Committee in its sole and absolute discretion based upon the audited financials for the 2016 fiscal year. To the extent the level of achievement falls between the threshold and target levels or between the target and maximum levels for either metric, straight-line interpolation, rounded down to the preceding whole number (e.g., 101.74 rounded down to 101), is utilized to calculate the payout level for the component.

Step 2 – Continued service requirement

Vesting over Subsequent 2-year Period

A Named Executive must continue in the service of the Company until the relevant vesting date in order to receive the PSUs calculated in Step 1:

• 1/3rd, rounded down to the nearest whole number, will vest on the 18-month anniversary of the date of grant; and

• the remaining 2/3rds will vest on the 36-month anniversary of the date of grant.

RSUs – HOW THEY WORK

Quarterly Vesting Over 3 Years	The RSUs vest in quarterly installments over a 3-year period. As a result, 1/12th of the RSUs granted in November 2015 vest on March 1, June 1, September 1 and December 1 of 2016, 2017 and 2018.

25	COMPENSATION

Perquisites

We seek to maintain an egalitarian culture in our facilities and operations. The Company’s philosophy is to provide a minimal amount of personal benefits perquisites to its executives and generally only when such benefits have a business purpose.

We incur expenses to ensure that our employees, including our executive officers, are accessible to us and our customers at all times and to promote our commitment to provide our employees and executives with the necessary resources and items of technology to allow them to operate “around the clock” in a “virtual office” environment. However, we do not view these expenses as executive perquisites because they are essential to the efficient performance of their duties and are comparable to the benefits provided to a broad-based group of our employees. In addition, the Company may reimburse executives for approved travel expenses where an immediate family member accompanies an executive to attend a business function at which such family member is generally expected to attend. Each of the Named Executives receives a perquisite in the form of an annual physical exam.

In addition, the Company provides Mr. D’Souza with limited access to an administrative assistant of the Company for his personal business purposes. Mr. D’Souza does not reimburse the Company for its cost of providing the administrative services and the Company pays him an additional amount to help offset any income taxes associated with the receipt of such services.

Additional Compensation Policies and Practices

Internal Pay Equity

Our compensation programs are designed so that potential realizable compensation is set relative to each executive’s level of responsibility and potential impact on our performance.

Stock Ownership Guidelines

The Company maintains a stock ownership and retention policy which is applicable to the Named Executives and non-employee Directors and designed to help align their interests with those of stockholders. The policy requires such individuals, consistent with their responsibilities to the stockholders of the Company, to hold a significant equity interest in the Company. The policy expects each individual to attain a minimum share ownership level equal to the lesser of a certain number of shares and a multiple of his or her base salary or retainer, as set forth in the table below.

Officer or Director Level	Ownership Target
Chief Executive Officer	Lesser of 100,000 shares and 5x annual base salary
U.S.-based Named Executive (other than Chief Executive Officer)	Lesser of 60,000 shares and 4x annual base salary
Chairman of the Board (or Lead Director, if applicable)	Lesser of 20,000 shares and 4x annual retainer
Non-employee Directors	Lesser of 6,000 shares and 4x annual retainer

Compliance with the policy is measured every June 30 and Named Executives and non-employee Directors are required to come into compliance with the policy within five years of becoming subject to it and meet any subsequently increased ownership requirements within five years of the increase.

Hedging, Short Sale, Margin Account and Pledging Prohibitions

The Company’s insider trading policies include the following prohibitions:

•	No hedging or speculation with respect to Cognizant securities. All of the Company’s directors, officers and other employees are prohibited from purchasing or selling puts, calls and other derivative securities of the Company or any other derivative security that provides the equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from the change in value of the Company’s securities.

•	No short sales of Cognizant securities. All of the Company’s directors, officers and other employees are prohibited from engaging in short sales of Cognizant securities, preventing such persons from profiting from a decline in the trading price of the Company’s common stock.

•	No margin accounts with Cognizant securities. The Company’s directors and certain of its senior officers and other specified “insiders,” including the Named Executives, are prohibited from using Company securities as collateral in a margin account.

•	Limited pledging of Cognizant securities. The Company’s directors and certain of its senior officers and other specified “insiders,” including the Named Executives, are prohibited from pledging the Company’s securities as collateral for a loan, or modifying an existing pledge, without pre-approval from the Audit Committee.

COMPENSATION	26

Clawback Policy

The Company maintains a Clawback Policy which applies to all Named Executives and certain other members of management. The policy provides that if the Company is required to prepare an accounting restatement due to material noncompliance by the Company with any financial reporting requirement under the securities laws that is caused directly or indirectly by any current or former employee’s gross negligence, willful fraud or failure to act that affects the performance measures or the payment, award or value of any compensation which is based in whole or in part on the achievement of financial results by the Company, the Company may recover from any employee covered by the policy, regardless of whether or not such employee engaged in the applicable misconduct, the difference between (1) the amount of any such incentive compensation actually paid or awarded to, or realized by, the covered employee during the preceding three years, and (2) the amount of any such incentive compensation that would have been paid or awarded to, and value that would have been realized by, the covered employee based on the financial results under the restatement, as determined in the sole discretion of the Compensation Committee.

To the extent the applicable restatement is caused directly or indirectly by any current or former covered employee’s willful fraud or intentional manipulation of performance measures that affect the payment, award or value of incentive compensation, the Company may recoup from such covered employee responsible for the fraud or manipulation, the difference between (1) the amount of any such incentive compensation actually paid or awarded to, and value of any such incentive compensation realized by, such covered employee at any time while a covered employee, and (2) the amount of any such incentive compensation that would have been paid or awarded to, and value of any incentive compensation that would have been realized by, such covered employee at any time while a covered employee based on the financial results under the restatement, as determined in the sole discretion of the Compensation Committee.

Equity Grant Practices

The Compensation Committee or the Board approves the grant of stock-based equity awards, such as options, PSUs and RSUs, at its regularly scheduled meetings or by written consent. Awards approved during a regularly scheduled meeting become effective on the date of the meeting or as of a future date, as specified by the Compensation Committee or the Board in its approval. Awards approved by unanimous written consent become effective as of the date the Company is in receipt of all signed consents or as of a future date, as specified by the Compensation Committee or the Board in the written consent. In addition, the Board has authorized an executive committee, comprised of Messrs. Coburn, D’Souza and Narayanan (the “Executive Committee”), to grant options to newly hired and existing employees. Stock options granted by the Executive Committee are granted in accordance with the Company’s policy governing the issuance of stock options which is detailed below.

The Compensation Committee and the Board do not engage in any market timing of the stock-based equity awards made to the executive officers or other award recipients. There is no established practice of timing our awards in advance of the release of favorable financial results or adjusting the award date in connection with the release of unfavorable financial developments affecting our business. It is our intent that all stock option grants, whether made by the Board, the Compensation Committee or the Executive Committee, have an exercise price per share equal to the fair market value of our Common Stock based on the closing market price per share on the grant date.

The Company has a written policy governing the grant of stock options. The grant of PSUs and RSUs is not covered by the policy. The policy applies equally to grants of stock options to executives and other employees. The policy provides, among other things, that:

•	Stock option grants may be made by the Executive Committee, the Board or the Compensation Committee, provided the Executive Committee shall not grant options to any of its members, to any employee subject to Section 16 reporting as defined by the SEC that are not members of the Executive Committee or to anyone who is or may be a “covered employee” under IRC Section 162(m) that are not members of the Executive Committee;

•	The exercise price of each stock option shall not be less than 100% of the fair market value of our Common Stock on the date of grant based on the closing market price per share on such date;

•	Stock options granted by the Executive Committee must be within the guidelines set forth in the policy and may only be granted on the 14th day of a calendar month or, if the 14th day is a day that the Common Stock is not publicly traded, then on the last preceding trading date. The grants are reported to the Board at its next regularly scheduled meeting;

•

Except for grants to non-employee members of the Board (which shall only be issued with a grant date coincident with the date of the Company’s annual meeting of stockholders or, with respect to the initial grant made to a non-employee Board member who is first elected or appointed to the Board other than at an annual meeting, the date of his or her initial election or appointment to the Board), no stock options shall be granted on a date that falls within

27	COMPENSATION

one of the Company’s earnings black-out periods (period beginning 15 days prior to the end of each fiscal quarter (i.e., March 31, June 30, September 30 and December 31) and ending with and including the second full trading day following the quarterly announcement of the earnings of the Company for such quarter);

•	No stock options shall be granted by the Executive Committee to any one individual that collectively exceed 10,000 shares (subject to certain adjustments provided for under the policy) during any rolling 12-month period without approval by the Board or the Compensation Committee;

•	No stock option grant by the Executive Committee shall have a term in excess of 10 years or a vesting schedule other than 25% per year over a four-year period measured from the grant date or contain terms other than those specified in the applicable plan document; and

•	All option grants to employees subject to Section 16 reporting as defined by the SEC shall be made by the Compensation Committee comprised solely of two or more “outside directors” as determined under IRC Section 162(m) and the applicable Treasury Regulations (or by the Board so long as (i) any member of the Board that does not so qualify as such an outside director recuses himself or herself, and (ii) any such grant is made by two or more members of the Board who do qualify as such outside directors).

Risk Assessment

We believe our approach to goal setting and setting of targets with payouts at multiple levels of performance assists in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives. Several features of our programs reflect sound risk management practices. We believe we have allocated our compensation among base salary and short and long-term compensation target opportunities in such a way as to not encourage excessive risk-taking, but rather to reward meeting strategic company goals that enhance stockholder value. In addition, we believe that the mix of equity award instruments used under our long-term incentive program that includes full value awards as well as the multi-year vesting of our equity awards also mitigates risk and properly accounts for the time horizon of risk.

We do not believe that any of our compensation policies create risks that are reasonably likely to have a material adverse effect on the Company.

Tax Considerations – Deductibility of Executive Compensation

IRC Section 162(m) generally disallows a tax deduction to publicly held companies for compensation exceeding $1.0 million paid to certain of the corporation’s executive officers, to the extent that compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be “qualified performance-based compensation” for purposes of Section 162(m). The Compensation Committee believes it is important to maintain compensation at the requisite level to attract and retain the executive officers essential to the Company’s financial success, even if all or part of that compensation may not be “qualified performance-based compensation”, and therefore subject to the $1.0 million limitation on deductible compensation under Section 162(m). Accordingly, the Compensation Committee may provide one or more executive officers with the opportunity to earn compensation, which may include cash incentive programs tied to the Company’s financial performance or equity awards other than in the form of stock options, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the IRC. In establishing such cash and equity incentive compensation programs for the Company’s executive officers, the Compensation Committee believes that the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor.

Ongoing and Post-Employment Compensation

The Company recognizes that a change in control can create uncertainty for its employees that may result in loss or distraction of executives during a critical period. As a result, in February 2013, we entered into Amended and Restated Executive Employment and Non-Disclosure, Non-Competition and Invention Assignment Agreements (collectively, the “Employment Agreements”) with each of the Named Executives under which certain payments and benefits would be provided should the executive officer’s employment terminate under certain circumstances, including in connection with a change in control. The Employment Agreements replace the Severance and Noncompetition Agreements previously entered into with Messrs. D’Souza, Coburn and Mehta. Prior to this, Ms. McLoughlin and Mr. Frank were not a party to any such agreement with the Company.

Under these agreements, in the event of an involuntary termination, other than in the case of a termination for cause, death, disability, or in the event that the Named Executive resigns for Good Reason (other than any termination described in the next paragraph) the Named Executive will receive his or her then current base salary for the 22-month period following termination in regular installments, commencing on or as soon as practicable after the applicable general release of claims is effective and within 35 days of the date of such termination, and an amount equal to the monthly COBRA medical insurance cost under the Company’s medical plan for the Named Executive, his or her spouse and

COMPENSATION	28

dependents for the 12 months after termination. In addition, the portion of any outstanding equity awards that were subject to vesting solely upon continued service with the Company and that would have vested had the Named Executive remained employed during the year following the termination will become fully vested and exercisable as of the termination date, and with respect to any equity award subject to vesting in whole or in part based on achievement of performance objectives, to the extent such performance period expired on or before the termination date, the performance objectives have been satisfied and the only condition remaining to vesting is continued employment, the portion of such equity awards that would have vested during the year following the termination date will become fully vested and exercisable as of the termination date. With respect to any equity award subject to vesting in whole or in part based on achievement of performance objectives, if the performance period has not expired on or before the termination date or the performance objectives have not been satisfied, the entire unvested portion of such equity awards will be forfeited. The Named Executive will also be entitled to any amounts earned, accrued and owed but not yet paid to Named Executive as of the termination date and any benefits accrued and earned in accordance with the terms of any benefits plans or programs, and this amount is not conditioned upon the release becoming effective.

The Employment Agreements also provide that in the event of an involuntary termination that coincides with, or within the 12-month period immediately after, the first occurrence of a change in control, we will pay such individual the following,
“Double Trigger” Change in Control Payments	provided he or she executes and does not revoke a general release of claims: a cash payment equal to one times his or her annual base salary, to be paid in regular installments over a period of 12 months commencing on or as soon as practicable after the release is effective and within 35 days of the date of such termination, a cash payment equal to the amount of the target annual cash incentive the Named Executive would otherwise have been eligible to receive for the performance year in which the termination occurs, assuming that the Named Executive and the Company have achieved 100% of performance targets and objectives, to be paid in a lump sum on or as soon as practicable after the release is effective and within 35 days of the date of such termination, and an amount equal to the monthly COBRA medical insurance cost under the Company’s medical plan for the Named Executive and his or her spouse and dependents for the 12 months after termination. In addition, the portion of any outstanding equity awards that were subject to vesting solely upon continued service with the Company will become fully vested and exercisable as of the termination date, and with respect to any equity award subject to vesting in whole or in part based on achievement of performance objectives, to the extent such performance period expired on or before the termination date, the performance objectives have been satisfied and the only condition remaining to vesting is continued employment, such equity awards become fully vested and exercisable as of the termination date. Moreover, with respect to the portion of any equity award subject to vesting in whole or in part based on achievement of performance objectives, to the extent the applicable performance period has not expired before the termination date, the Company must pro-rate the performance objectives for the period up to the closing of the change in control and make a good faith determination of the level of achievement of the performance objective and treat as fully vested and exercisable the proportionate amount of equity awards corresponding to that level of achievement. The Named Executive will also be entitled to any amounts earned, accrued and owed but not yet paid to the Named Executive as of the termination date and any benefits accrued and earned in accordance with the terms of any benefits plans or programs, and this amount is not conditioned upon the effectiveness of the release.

The Employment Agreements also provide that in the event any payments under the Employment Agreements would constitute parachute payments under IRC Section 280G, then the payments under the Employment Agreements shall be reduced by the minimum amount necessary so that no amounts paid will be non-deductible to the Company or subject to the excise tax imposed under IRC Section 4999.

Pursuant to the Employment Agreements, each Named Executive has agreed not to engage in any competitive business in any capacity for one year following termination of employment and not to solicit any of our employees to leave our employ within the one-year period following termination of employment. Our Named Executives are also bound by confidentiality covenants that protect our and our customers’ confidential information and business and by intellectual property covenants that require the Named Executives to fully and promptly disclose all inventions and works developed while at the Company and for a period of six months after employment termination.

We believe that the Employment Agreements continue to achieve two important goals crucial to our long-term financial success, namely, the long-term retention of the Named Executives and their commitment to the attainment of our strategic objectives. These agreements will allow our Named Executives to continue to focus their attention on our business operations and strategic plans without undue concern over their own financial situations during periods when substantial disruptions and distractions might otherwise prevail. We believe that these severance packages are also fair and reasonable in light of the years of service our executive officers have rendered us (average tenure of over 10 years), the level of dedication and commitment they have rendered us over that period, the contribution they have made to our growth and financial success and the value we expect to receive from retaining their services, including during challenging transition periods following a change in control.

29	COMPENSATION

No Tax Gross-ups on Severance Benefits	None of the Named Executives is entitled to any tax gross-up payments for the tax liability they incur with respect to such severance benefits.

The material terms of the Named Executives’ post-employment compensation are described in “Potential Payments upon Termination or Change in Control” starting on page 35.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee has furnished the report set forth below. The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

To the Board of Directors of Cognizant Technology Solutions Corporation:

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth in the Company’s proxy statement for the 2016 Annual Meeting of Stockholders. The Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in such proxy statement for filing with the Securities and Exchange Commission and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

By the Compensation Committee of the Board of Directors of Cognizant Technology Solutions Corporation

John N. Fox, Jr.

John E. Klein

Michael Patsalos-Fox

Robert E. Weissman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2015, Messrs. Fox, Klein, Patsalos-Fox and Weissman served on the Compensation Committee. No member of the Compensation Committee was or is a current or former officer or employee of the Company or any of its subsidiaries.

None of our executive officers serve as a member of the board of directors or compensation committee of any entity which has one or more of its executive officers serving as a member of the Board or the Compensation Committee of the Company.

COMPENSATION	30

EXECUTIVE COMPENSATION TABLES

2015 Summary Compensation Table

The following 2015 Summary Compensation Table provides certain summary information concerning the compensation earned for services rendered in all capacities to us and our subsidiaries for the year ended December 31, 2015 by our Chief Executive Officer, Chief Financial Officer and each of our three other most highly compensated executive officers whose total compensation for the 2015 fiscal year was in excess of $100,000 and who were serving as executive officers at the end of the 2015 fiscal year (collectively, the “Named Executives”). No other executive officers who would have otherwise been includable in such table on the basis of total compensation for the 2015 fiscal year have been excluded by reason of their termination of employment or change in executive status during that year.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards [1,2] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation [3] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Francisco D’Souza Chief Executive Officer	2015	645,000	—	10,483,400	—	778,306	—	44,677	[5]	11,951,383
	2014	626,000	—	10,178,101	—	511,705	—	17,257	[5]	11,333,063
	2013	608,000	—	9,882,687	—	844,812	—	12,177	[5]	11,347,676
Gordon J. Coburn President	2015	613,500	—	5,602,186	—	740,296	(76,165) [4]	89,178	[6]	6,968,995
	2014	595,500	—	5,438,997	—	486,773	129,043 [4]	72,736	[6]	6,723,049
	2013	578,000	—	5,281,127	—	803,127	260,861 [4]	90,518	[6]	7,013,633
Karen McLoughlin Chief Financial Officer	2015	406,000	—	2,801,868	—	489,910	—	7,950	[7]	3,705,728
	2014	372,000	—	2,594,346	—	304,080	—	7,800	[7]	3,278,226
	2013	361,000	—	1,973,102	—	501,607	—	7,650	[7]	2,843,359
Rajeev Mehta Chief Executive Officer, IT Services	2015	538,500	—	5,353,875	—	649,795	—	1,500	[8]	6,543,670
	2014	508,000	—	5,197,934	—	415,249	—	1,500	[8]	6,122,683
	2013	462,000	—	4,881,232	—	641,946	—	1,500	[8]	5,986,678
Malcolm Frank Executive Vice President, Strategy and Marketing	2015	417,000	—	2,625,500	—	503,184	—	1,500	[8]	3,547,184
	2014	382,200	—	2,549,052	—	312,254	—	1,500	[8]	3,245,006
	2013	371,000	—	1,938,660	—	515,502	—	1,500	[8]	2,826,662
[1]	Represents the aggregate grant date fair value of RSUs and PSUs determined in accordance with FASB ASC Topic 718 granted in each respective year. The reported dollar amounts do not take into account any estimated forfeitures related to continued service vesting requirements. See “Long-Term Incentives – Stock-Based Awards” starting on page 23 for a description of the terms of the RSUs and PSUs granted during 2015.

[2]	These amounts do not necessarily represent the actual value that will be recognized by the Named Executives upon vesting of shares. The amounts reported in the columns assume settlement of PSUs at target levels; however, PSUs may vest at a maximum of 200% of target, depending on the Company’s 2016 revenue and non-GAAP EPS. For PSUs granted in 2015, if the maximum level of performance is achieved, the grant date fair value for the PSUs will be approximately $13,628,447 for Mr. D’Souza, $7,282,816 for Mr. Coburn, $3,642,441 for Ms. McLoughlin, $6,960,045 for Mr. Mehta and $3,413,182 for Mr. Frank, resulting in an aggregate grant date fair value for all stock awards of approximately $17,297,624 for Mr. D’Souza, $9,243,594 for Mr. Coburn, $4,623,088 for Ms. McLoughlin, $8,833,898 for Mr. Mehta and $4,332,091 for Mr. Frank. None of the Named Executives forfeited any stock awards during the 2015, 2014, or 2013 fiscal years. For information regarding assumptions underlying the valuation of stock-based awards, see Note 14 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the applicable fiscal year.

[3]	Amounts shown in this column represent cash incentive awards earned for each respective fiscal year and paid in the first quarter of the following year under our officer annual cash incentive program.

[4]	Amount represents investment earnings/(losses) on Mr. Coburn’s nonqualified deferred compensation account. The earnings/(losses) correspond to the actual market earnings on a select group of investment funds utilized to track the notional investment return on the account balance for the respective fiscal year. The Company has not made any determination as to which portion of such earnings may be considered above market for purposes of column (h) of this table and has elected to report the entire amount of such earnings/(losses). Mr. Coburn’s nonqualified deferred compensation account incurred an investment loss in 2015 in an amount equal to $(76,165), as reflected in the 2015 Nonqualified Deferred Compensation Table on page 35.

[5]	For 2015, includes a 401(k) savings plan matching contribution in the amount of $783, and the use of an administrative assistant of the Company for personal matters, which is valued at $22,759, plus a gross-up for taxes relating to such services equal to $21,135. For 2014, includes a 401(k) savings plan matching contribution in the amount of $1,500, and the use of an administrative assistant of the Company for personal matters, which is valued at $7,588, plus a gross-up for taxes relating to such services equal to $8,169. For 2013, includes a 401(k) savings plan matching contribution in the amount of $1,500, and the use of an administrative assistant of the Company for personal matters, which is valued at $5,141, plus a gross up for taxes relating to such services equal to $5,536.

[6]	For 2015, includes a 401(k) savings plan matching contribution in the amount of $4,500, a CSRP matching contribution in the amount of $3,450 and a contribution in the amount of $81,228, which the Company is required to make to a nonqualified deferred compensation account. For 2014, includes a 401(k) savings plan matching contribution in the amount of $4,250, a CSRP matching contribution in the amount of $3,550 and a contribution in the amount of $64,936 to the nonqualified deferred compensation account. For 2013, includes a 401(k) savings plan matching contribution in the amount of $1,500, a CSRP matching contribution in the amount of $6,150 and a contribution in the amount of $82,868 to the nonqualified deferred compensation account.

[7]	For 2015, represents a 401(k) savings plan matching contribution in the amount of $1,860 and a CSRP matching contribution in the amount of $6,090. For 2014, represents a 401(k) savings plan matching contribution in the amount of $1,805 and a CSRP matching contribution in the amount of $5,995. For 2013, represents a 401(k) savings plan matching contribution in the amount of $844 and a CSRP matching contribution in the amount of $6,806.

[8]	Represents a 401(k) savings plan matching contribution.

31	COMPENSATION

2015 Grants of Plan-Based Awards Table

The following table provides certain summary information concerning each grant of an award made to a Named Executive in the 2015 fiscal year under a compensation plan.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts Under Equity Incentive Plan Awards [2]			All Other Stock Awards: Number of Shares of Stock or Units [3] (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Equity Awards [4] ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Francisco D’Souza	02/27/15	274,125	548,250	1,096,500
	11/30/15				52,758	105,516	211,032		—	—	6,814,223
	11/30/15							56,816	—	—	3,669,177
Gordon Coburn	02/27/15	260,738	521,475	1,042,950
	11/30/15				28,193	56,386	112,772		—	—	3,641,408
	11/30/15							30,362	—	—	1,960,778
Karen McLoughlin	02/27/15	172,550	345,100	690,200
	11/30/15				14,101	28,201	56,402		—	—	1,821,221
	11/30/15							15,185	—	—	980,647
Rajeev Mehta	02/27/15	228,863	457,725	915,450
	11/30/15				26,944	53,887	107,774		—	—	3,480,022
	11/30/15							29,016	—	—	1,873,853
Malcolm Frank	02/27/15	177,225	354,450	708,900
	11/30/15				13,213	26,426	52,852		—	—	1,706,591
	11/30/15							14,229	—	—	918,909
[1]	Represents the range of annual cash incentive that can be earned by the Named Executive if the minimum threshold, target and maximum performance targets are achieved. The annual cash incentive is prorated if performance levels are achieved between the threshold and target levels or between the target and maximum levels. Performance below the minimum threshold results in no annual cash incentive payout to the Named Executive. See “Annual Cash Incentive” starting on page 22 for information regarding the methodology and performance criteria applied in determining these potential cash incentive amounts. The actual annual cash incentive paid to each Named Executive for his or her 2015 performance is reported as Non-Equity Incentive Plan Compensation in the 2015 Summary Compensation Table on page 31.

[2]	Represents the range of shares that could vest pursuant to PSUs. See “Long-Term Incentives – Stock-Based Awards” starting on page 23 for a description of the terms of the PSUs.

[3]	Represents RSUs. See “Long-Term Incentives – Stock-Based Awards” starting on page 23 for a description of the terms of the RSUs.

[4]	Represents the grant date fair value of the RSUs and PSUs determined in accordance with FASB ASC Topic 718, assuming target achievement for PSUs. For information regarding assumptions underlying the valuation of stock-based awards, see Note 14 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

COMPENSATION	32

Outstanding Equity Awards at Fiscal Year-End 2015 Table

The following table provides certain summary information concerning outstanding equity awards held by the Named Executives as of December 31, 2015.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Option Awards [1]					Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested [2] (#)	Market Value of Shares or Units of Stock That Have Not Vested [3] ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [3] ($)
	Exercisable	Unexercisable
Francisco D’Souza	500,000	—	—	16.85	08/06/16	—	—	—	—
	480,000	—	—	9.11	12/08/18	—	—	—	—
	—	—	—	—	—	24,569 [2]	1,474,631	—	—
	—	—	—	—	—	78,614 [4]	4,718,412	—	—
	—	—	—	—	—	43,939 [2]	2,637,219	—	—
	—	—	—	—	—	150,394 [5]	9,026,648	—	—
	—	—	—	—	—	56,816 [2]	3,410,096	—	—
	—	—	—	—	—	—	—	105,516 [6]	6,333,070
Gordon J. Coburn	—	—	—	—	—	13,128 [2]	787,943	—	—
	—	—	—	—	—	42,010 [4]	2,521,440	—	—
	—	—	—	—	—	23,480 [2]	1,409,270	—	—
	—	—	—	—	—	80,368 [5]	4,823,687	—	—
	—	—	—	—	—	30,362 [2]	1,822,327	—	—
	—	—	—	—	—	—	—	56,386 [6]	3,384,288
Karen McLoughlin	40,000	—	—	20.17	12/13/16	—	—	—	—
	20,000	—	—	15.53	08/13/18	—	—	—	—
	—	—	—	—	—	4,904 [2]	294,338	—	—
	—	—	—	—	—	15,696 [4]	942,074	—	—
	—	—	—	—	—	11,200 [2]	672,224	—	—
	—	—	—	—	—	38,334 [5]	2,300,807	—	—
	—	—	—	—	—	15,185 [2]	911,404	—	—
	—	—	—	—	—	—	—	28,201 [6]	1,692,624
Rajeev Mehta	—	—	—	—	—	12,136 [2]	728,403	—	—
	—	—	—	—	—	38,828 [4]	2,330,457	—	—
	—	—	—	—	—	22,440 [2]	1,346,849	—	—
	—	—	—	—	—	76,806 [5]	4,609,896	—	—
	—	—	—	—	—	29,016 [2]	1,741,540	—	—
	—	—	—	—	—	—	—	53,887 [6]	3,234,298
Malcolm Frank	—	—	—	—	—	4,820 [2]	289,296	—	—
	—	—	—	—	—	15,422 [4]	925,628	—	—
	—	—	—	—	—	11,004 [2]	660,460	—	—
	—	—	—	—	—	37,665 [5]	2,260,653	—	—
	—	—	—	—	—	14,229 [2]	854,025	—	—
	—	—	—	—	—	—	—	26,426 [6]	1,586,089

[1]	Each stock option grant included in this table has a term of 10 years measured from the grant date, and all outstanding options granted to the Named Executives as of December 31, 2015 have fully vested pursuant to their terms.

[2]	Awards shown are time-based RSUs that were granted on December 3, 2013, December 1, 2014 and November 30, 2015 and vest on specified dates if the individual is then employed by the Company:

•	Mr. D’Souza: Approximately 6,142 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2016; approximately 5,492 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2016 and 2017; and approximately 4,734 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2016, 2017 and 2018.

33	COMPENSATION

•	Mr. Coburn: Approximately 3,282 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2016; approximately 2,935 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2016 and 2017; and approximately 2,530 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2016, 2017 and 2018.

•	Ms. McLoughlin: Approximately 1,226 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2016; approximately 1,400 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2016 and 2017; and approximately 1,265 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2016, 2017 and 2018.

•	Mr. Mehta: Approximately 3,034 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2016; approximately 2,805 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2016 and 2017; and approximately 2,418 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2016, 2017 and 2018.

•	Mr. Frank: Approximately 1,205 shares are scheduled to vest on March 3, June 3, September 3 and December 3 of 2016; approximately 1,376 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2016 and 2017; and approximately 1,185 shares are scheduled to vest on each March 1, June 1, September 1 and December 1 of 2016, 2017 and 2018.

[3]	Market value was determined based on a closing price of a share of our Common Stock of $60.02 as of December 31, 2015.

[4]	For PSUs granted in 2013, represents the number of shares that are eligible to vest subject to the continued service vesting requirements, at an achievement of 86.1% of the target for such PSUs, which percentage was determined based on the Company’s fiscal 2014 revenue measured against the target for such revenue set forth in the award. 1/3rd of such shares vested on June 3, 2015 and the remaining 2/3rds will vest on December 3, 2016 provided the Named Executive is employed by the Company on such date.

Measurement Date	Number of Shares	Calendar Year Revenue in ‘000
December 31, 2014	200% of Award Outstanding	$10,960,000
	100% of Award Outstanding	$10,250,000
	50% of Award Outstanding	$9,945,000
	No Award	less than $9,945,000
[5]	For PSUs granted in 2014, represents the number of shares that are eligible to vest subject to the continued service vesting requirements, at an achievement of 122.9% of the target for such PSUs, which percentage was determined based on the Company’s fiscal 2015 revenue measured against the target for such revenue set forth in the award. Such shares will vest 1/3rd on June 1, 2016 and the remaining 2/3rds on December 1, 2017 provided the Named Executive is employed by the Company on such dates.

Measurement Date	Number of Shares	Calendar Year Revenue in ‘000
December 31, 2015	200% of Award Outstanding	$13,050,000
	100% of Award Outstanding	$12,228,000
	50% of Award Outstanding	$11,875,000
	No Award	less than $11,875,000
[6]	For PSUs granted in 2015, represents the number of unearned shares of stock not vested equal to the target award for such PSUs. The actual number of shares of stock that may vest will be determined by the Company’s fiscal 2016 performance versus target levels on two metrics: revenue (75% of the award) and non-GAAP EPS (25% of the award). For the shares subject to each of the metrics, the number that may vest may be zero, if a threshold level of performance is not achieved as to the metric, or between 50% and 200% of the target number of shares. After the Compensation Committee determines, based on the performance for the fiscal 2016 measurement period, the number of shares that may vest, such shares will vest 1/3rd on May 31, 2017 and the remaining 2/3rds on November 30, 2018 provided the Named Executive is employed by the Company on such dates. See “Long-Term Incentives – Stock-Based Awards” starting on page 23 for additional information.

2015 Option Exercises and Stock Vested Table

The following Option Exercises and Stock Vested table provides additional information about the value realized by the Named Executives on option award exercises and stock award vesting during the year ended December 31, 2015.

(a)	(b)	(c)	(d)	(e)
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise [1] ($)	Number of Shares Acquired on Vesting Date [2] (#)	Value Realized on Vesting [3] ($)
Francisco D’Souza	—	—	285,510	17,899,516
Gordon J. Coburn	40,000	1,851,500	152,571	9,565,158
Karen McLoughlin	20,000	846,700	58,215	3,650,753
Rajeev Mehta	—	—	135,110	8,475,558
Malcolm Frank	—	—	57,197	3,586,918
[1]	Value realized on exercise is calculated based upon the number of options exercised and the fair market value or sale price of the shares on the date of exercise less the exercise price, before any applicable tax withholding.

[2]	The number of shares shown in the table reflects the gross number of shares received by each Named Executive upon vesting of the stock awards. The Company reduced the number of shares issued to each Named Executive by automatically withholding a number of shares with a fair market value as of the vesting date sufficient to satisfy required tax withholdings. Each Named Executive actually received the following net number of shares of Company stock following such share withholding: Mr. D’Souza, 139,710; Mr. Coburn, 80,122; Ms. McLoughlin, 28,696; Mr. Mehta, 79,825; and Mr. Frank, 29,312.

[3]	Value realized on vesting is calculated by multiplying the number of shares acquired on vesting by the fair market value of the shares on the respective vesting date.

COMPENSATION	34

2015 Pension Benefits Table

None of the Named Executives participated in any defined benefit pension plans in 2015.

2015 Nonqualified Deferred Compensation Table

The following table sets forth information with respect to the nonqualified deferred compensation arrangements in effect during 2015 for the Named Executives.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings/(Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Francisco D’Souza	—	—	—	—	—
Gordon J. Coburn	—	81,228 [1]	(76,165) [2]	—	1,247,905 [3]
Karen McLoughlin	—	—	—	—	—
Rajeev Mehta	—	—	—	—	—
Malcolm Frank	—	—	—	—	—
[1]	This amount is reported as compensation and is included in the “All Other Compensation” column of the 2015 Summary Compensation Table on page 31.

[2]	This amount is reported as compensation and is included in the “Changes in Pension Value and Nonqualified Deferred Compensation Earnings” column of the 2015 Summary Compensation Table on page 31. Earnings/(losses) are broken down between funds as follows:

Investment Fund	Earnings/(Losses) Attributable to such Fund ($)
Mass Mutual Select Focused Value	(90,998)
Mass Mutual Select Mid Cap Growth Equity II A	14,833
Total	(76,165)
[3]	Includes the amounts reported in columns (c) and (d) of this table plus such amounts previously reported in the Company’s Summary Compensation Table in previous years if such compensation was required to be disclosed.

The Company has established this nonqualified deferred compensation arrangement for Mr. Coburn to serve as the economic equivalent of the retirement plan in which he participated while the Company was majority owned by IMS Health. Pursuant to such arrangement, the Company will credit Mr. Coburn’s deferred compensation account with an annual contribution in a dollar amount equal to 6% of his base salary and earned annual cash incentive for the year. Mr. Coburn can select from the 16 investment funds sponsored by Mass Mutual available to the plan to serve as the measures of the investment return on his account for each year. Mr. Coburn may change his investment elections up to six times per year. The account balance will become due and payable upon the occurrence of any of the following distributable events: (i) retirement at 55 years of age—payable six months following retirement in either a lump sum or 10 annual installments as elected by Mr. Coburn per plan provisions; (ii) termination of employment—payable in a lump sum six months following termination of employment; (iii) death or disability—immediate lump sum payment; and (iv) unforeseen emergency, as defined by IRC Section 409A—payable in a lump sum.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

No Named Executive has an employment agreement that provides a specific term of employment. Accordingly, the employment of each Named Executive may be terminated at any time at the discretion of the Board.

We have entered into Employment Agreements with each of the Named Executives that provided certain benefits upon the termination of their employment under certain prescribed circumstances.

Under the Employment Agreements, if a Named Executive’s employment terminates for any reason other than Cause, death or disability or if the Named Executive resigns for Good Reason and the Company’s right to cure has expired (an “involuntary termination”) (other than a termination that coincides with, or occurs within the 12-month period immediately after, the first occurrence of a change in control) and if the Named Executive executes and does not revoke the applicable general release of claims in favor of the Company, we will pay such individual his or her then current base salary for the 22-month period following termination in regular installments, commencing on or as soon as practicable after the release is effective and within 35 days of the date of such termination, and an amount equal to the monthly COBRA medical insurance cost under the Company’s medical plan for the Named Executive, his or her spouse and dependents for the 12 months after termination. In addition, the portion of any outstanding equity awards that were subject to vesting solely upon continued service with the Company and would have vested had the Named Executive remained employed during the year following the termination will become fully vested and exercisable as of the termination date, and, with respect to

35	COMPENSATION

any equity award subject to vesting in whole or in part based on achievement of performance objectives, to the extent such performance period expired on or before the termination date, the performance objectives have been satisfied and the only condition remaining to vesting is continued employment, the portion of such equity awards that would have vested during the year following the termination date will become fully vested and exercisable as of the termination date. With respect to any equity award subject to vesting in whole or in part based on achievement of performance objectives, if the performance period has not expired on or before the termination date or the performance objectives have not been satisfied, the entire unvested portion of such equity awards will be forfeited. The Named Executive will also be entitled to any amounts earned, accrued and owed but not yet paid to Named Executive as of the termination date and any benefits accrued and earned in accordance with the terms of any benefits plans or programs, and this amount is not conditioned upon the release becoming effective.

Under the Employment Agreements, “Cause” is generally defined to include: (i) willful malfeasance or willful misconduct by the Named Executive in connection with his or her employment, (ii) continuing failure to perform such duties as are requested by the Board, (iii) failure by the Named Executive to observe material policies of the Company applicable to him or her, (iv) the commission by the Named Executive of (x) any felony or (y) any misdemeanor involving moral turpitude, (v) the Named Executive engaging in any fraudulent act or embezzlement, or (vi) any material breach of the agreement.

Under the Employment Agreements, “Good Reason” is generally defined as the occurrence of one or more of the following events: (i) a material diminution of the Named Executive’s authority, duties or responsibilities, (ii) a material diminution in his or her overall compensation package which is not caused by an overall policy to reduce senior employee compensation throughout the Company, (iii) the failure of the Company to obtain from its successor the express assumption of the agreement, and (iv) a change, without the Named Executive’s consent, in the principal place of work of the Named Executive to a location more than 50 miles from his or her primary work location, but only if the change is after a change in control. The Employment Agreements provide that the Named Executive must give the Company notice within 30 days of the action or omission giving rise to the Good Reason, and the Company then has a period of 30 days to correct the reason constituting grounds for Good Reason. If the Company does not correct the event during the cure period, the Named Executive has 30 days to terminate for Good Reason.

The Employment Agreements also provide that in the event of an involuntary termination that coincides with, or occurs within the 12-month period immediately after, the first occurrence of a change in control, we will pay such individual the following, provided he or she executes and does not revoke the applicable release of claims: a cash payment equal to one times his or her annual base salary, to be paid in regular installments over a period of 12 months commencing on or as soon as practicable after the applicable release is effective and within 35 days of the date of such termination, a cash payment equal to the amount of the target annual cash incentive the Named Executive would otherwise have been eligible to receive for the performance year in which the termination occurs, assuming that the Named Executive and the Company have achieved 100% of performance targets and objectives, to be paid in a lump sum on or as soon as practicable after the release is effective and within 35 days of the date of such termination, and an amount equal to the monthly COBRA medical insurance cost under the Company’s medical plan for the Named Executive and his or her spouse and dependents for the 12 months after termination. In addition, the portion of any outstanding equity awards that were subject to vesting solely upon continued service with the Company will become fully vested and exercisable as of the termination date, and with respect to any equity award subject to vesting in whole or in part based on achievement of performance objectives, to the extent such performance period expired on or before the termination date, the performance objectives have been satisfied and the only condition remaining to vesting is continued employment, such equity awards will become fully vested and exercisable as of the termination date. Moreover, with respect the portion of any equity award subject to vesting in whole or in part based on achievement of performance objectives, to the extent the applicable performance period has not expired before the termination date, the Company must pro-rate the performance objectives for the period up to the closing of the change in control and make a good faith determination of the level of achievement of the performance objective and treat as fully vested and exercisable the proportionate amount of equity awards corresponding to that level of achievement. The Named Executive will also be entitled to any amounts earned, accrued and owed but not yet paid to Named Executive as of the termination date and any benefits accrued and earned in accordance with the terms of any benefits plans or programs, and this amount is not conditioned upon the effectiveness of the release.

Pursuant to the Employment Agreements, a “change in control” is generally defined as a change in ownership or control of the Company effected through any of the following transactions: (i) consummation of a merger, consolidation or other reorganization approved by the stockholders, unless securities representing 50% or more of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction, (ii) a sale, transfer or other disposition of all or substantially all of the Company’s assets, (iii) the closing of any

COMPENSATION	36

transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the Exchange Act (other than (A) the Company or (B) a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) acquires directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the 12-month period ending with the most recent acquisition) the beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than 35% of the total combined voting power of the Company’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such acquisition or series of related acquisitions, whether any such acquisition involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s existing stockholders, or (iv) a change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

If a Named Executive is terminated due to death, disability or for Cause, he or she will receive any amounts earned, accrued and owed but not yet paid to him or her as of the termination date and any benefits accrued and earned in accordance with the terms of any benefit plan or program of the Company. However, all other obligations to the Named Executive will be extinguished as of the termination date.

Pursuant to the Employment Agreements, each Named Executive has agreed not to engage in any competitive business in any capacity for one year following termination of employment and not to solicit any of our employees to leave our employ within the one-year period following termination of employment. Our Named Executives are also bound by confidentiality covenants of indefinite duration and by intellectual property covenants that require the Named Executives to fully and promptly disclose all inventions and works developed while at the Company and for a period of six months after termination.

37	COMPENSATION

Calculation of Potential Payments upon Termination or Change in Control

The following table shows potential payments to our Named Executives under the various severance and other arrangements and agreements that were in effect on December 31, 2015 for various scenarios involving a change in control or termination of employment of each of our Named Executives, assuming a December 31, 2015 termination date and, where applicable, using the closing price of our Common Stock of $60.02 on December 31, 2015, as reported on NASDAQ.

Name	Trigger	Salary and Bonus ($)	Benefits [3] ($)	Value of Equity Acceleration [4] ($)	Total Value ($)
Francisco D’Souza	Qualifying Termination Prior to Change in Control [1]	1,182,500	9,610	11,657,144	12,849,254
	Qualifying Termination Following Change in Control [2]	1,193,250	9,610	21,267,007	22,469,867
	Death or Disability	—	—	—	—
	Retirement	—	—	—	—
	Termination for Other Reasons	—	—	—	—
Gordon J. Coburn	Qualifying Termination Prior to Change in Control [1]	1,124,750	13,067	6,229,296	7,367,113
	Qualifying Termination Following Change in Control [2]	1,134,975	13,067	11,364,667	12,512,709
	Death or Disability	—	—	—	—
	Retirement	—	—	—	—
	Termination for Other Reasons	—	—	—	—
Karen McLoughlin	Qualifying Termination Prior to Change in Control [1]	744,333	9,482	2,643,221	3,397,036
	Qualifying Termination Following Change in Control [2]	751,100	9,482	5,120,846	5,881,428
	Death or Disability	—	—	—	—
	Retirement	—	—	—	—
	Termination for Other Reasons	—	—	—	—
Rajeev Mehta	Qualifying Termination Prior to Change in Control [1]	987,250	13,110	5,849,429	6,849,789
	Qualifying Termination Following Change in Control [2]	996,225	13,110	10,757,145	11,766,480
	Death or Disability	—	—	—	—
	Retirement	—	—	—	—
	Termination for Other Reasons	—	—	—	—
Malcolm Frank	Qualifying Termination Prior to Change in Control [1]	764,500	13,110	2,583,381	3,360,991
	Qualifying Termination Following Change in Control [2]	771,450	13,110	4,990,063	5,774,623
	Death or Disability	—	—	—	—
	Retirement	—	—	—	—
	Termination for Other Reasons	—	—	—	—
[1]	A Qualifying Termination is a termination of the Named Executive’s employment by the Company without cause or the employee for good reason. Represents 22 months’ additional base salary based on the salary earned by such Named Executive in 2015.

[2]	Represents 12 months’ additional base salary based on the salary earned by such Named Executive in 2015 and annual cash incentive payout at 100% of the 2015 target.

[3]	Represents 12 months of reimbursement for COBRA premiums.

[4]	Represents the value of RSU and PSU acceleration, as described above.

While we believe that the amounts shown above and the assumptions upon which they are based provide reasonable estimates of the amounts that would have been due to the Named Executives in the event that any of the circumstances described above had occurred on December 31, 2015, the actual amounts due to the Named Executives upon a triggering event will depend upon the actual circumstances and the then applicable provisions of the Employment Agreements and the 2009 Incentive Plan, as in effect at the time of such event.

In addition to the foregoing amounts indicated in the above table, Mr. Coburn will also be entitled to the balance of his nonqualified deferred compensation account, as described in the 2015 Nonqualified Deferred Compensation Table on page 35.

COMPENSATION	38

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2015 with respect to the shares of our Common Stock that may be issued under our existing equity compensation plans. We previously had four equity compensation plans, each of which was approved by our stockholders: (1) Amended and Restated 1999 Incentive Compensation Plan (the “1999 Plan”); (2) Amended and Restated Non-Employee Directors’ Stock Option Plan (the “Director Plan”); (3) Amended and Restated Key Employees’ Stock Option Plan (the “Key Employees’ Stock Option Plan”); and (4) Amended and Restated 2004 Employee Stock Purchase Plan (the “2004 Employee Stock Purchase Plan”). During 2009, the 2009 Incentive Compensation Plan (as amended, the “2009 Incentive Plan”) succeeded the 1999 Incentive Plan, the Director Plan and the Key Employees’ Stock Option Plan. The 2009 Incentive Plan was also approved by our stockholders. Awards granted under the previous plans are still valid; however, no additional awards may be granted from such previous plans. For additional information on our equity compensation plans, see Note 14 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities reflected in column (a))
Equity compensation plans approved by security holders [1]	11,366,359 [2]	$19.09 [3]	21,072,858 [4]
Equity compensation plans not approved by security holders	—	N/A	—

Total	11,366,359		21,072,858

[1]	Consists of the 1999 Incentive Plan, the 2009 Incentive Plan and the 2004 Employee Stock Purchase Plan.

[2]	Excludes purchase rights outstanding under the 2004 Employee Stock Purchase Plan. Under such plan, employees may purchase whole shares of stock at a price per share equal to 90% of the lower of the fair market value per share on the first day of the purchase period or the fair market value per share on the last day of the purchase period. As of December 31, 2015, 4,165,651 shares of Common Stock may be issued pursuant to stock options upon exercise, 4,681,745 shares of Common Stock may be issued pursuant to RSUs upon vesting and 2,518,963 shares of Common Stock may be issued pursuant to PSUs upon vesting. The number of shares of Common Stock that may be issued under the outstanding and unvested PSUs for which the performance period has not ended is based on vesting of the maximum number of award shares. The actual number of shares of Common Stock that may vest will generally range from 0% to 200% of the target number based on the level of achievement of the applicable performance metric(s) and the continued service vesting requirements.

[3]	As of December 31, 2015, the weighted-average exercise price of outstanding options to purchase Common Stock was $19.09 and no weighting was assigned to RSUs or PSUs, as no exercise price is applicable to RSUs or PSUs.

[4]	Includes 12,916,223 shares of Common Stock available for future issuance under the 2009 Incentive Plan and 8,156,635 shares of Common Stock available for future issuance under the 2004 Employee Stock Purchase Plan. As of December 31, 2015, there were no outstanding purchase periods under the 2004 Employee Stock Purchase Plan.

39	COMPENSATION

DIRECTOR COMPENSATION

Discussion and Analysis

The Company uses cash and stock-based compensation to attract and retain qualified individuals to serve on the Board. The Company sets compensation for directors who are not our employees or the employees of any of our subsidiaries (“non-employee Directors”) in light of the time commitment and experience level expected of its Directors. A Director who is an employee of the Company or any of its subsidiaries receives no cash or stock-based compensation for serving as a Director.

Engagement of Compensation Consultant

For purposes of establishing non-employee Director compensation for 2015, the Compensation Committee engaged Pay Governance, an independent executive compensation advisory firm, to review all elements of non-employee Director compensation, benchmark such compensation in relation to other comparable companies with which we compete for Board talent and provide recommendations to ensure that our non-employee Director compensation program remains competitive. Pay Governance benchmarked our non-employee Director compensation against the same group of technology-related firms used by Pay Governance in preparing its recommendations to the Compensation Committee in determining stock-based awards for executive officers in November 2015. See “Compensation Committee and Engagement of Compensation Consultant” and “Peer Group” on page 19. The Compensation Committee considered the benchmarking data and recommendations of Pay Governance in setting the 2015 cash and stock-based compensation of non-employee Directors set forth below.

Cash Compensation

Prior to the 2015 Annual Meeting, all non-employee Directors, other than our Chairman, received an annual retainer of $40,000 for their service on the Board (with no additional fees paid for attendance at meetings of the Board), our Chairman received an annual retainer of $140,000 (with no additional fees paid for attendance at meetings of the Board), the Chair of the Audit Committee received an additional annual retainer of $15,000, the Chair of the Compensation Committee received an additional annual retainer of $10,000 and the Chair of the Governance Committee received an additional annual retainer of $5,000.

For purposes of establishing non-employee Director compensation for the director term commencing following the 2015 Annual Meeting, the Compensation Committee engaged Pay Governance to review all elements of non-employee Director compensation, benchmark such compensation in relation to other comparable companies with which we compete for Board talent and provide recommendations to ensure that the Company’s non-employee Director compensation program remained competitive. See “Engagement of Compensation Consultant” above. Based on the Pay Governance review, the Board determined that, commencing with the 2015 Annual Meeting, all non-employee Directors, other than our Chairman, would receive an annual retainer of $90,000 for their service on the Board (with no additional fees paid for attendance at meetings of the Board), our Chairman would receive an annual retainer of $240,000 (with no additional fees paid for attendance at meetings of the Board), the Chair of the Audit Committee would receive an additional annual retainer of $25,000, and the Chair of the Compensation Committee and the Chair of the Governance Committee each would receive an additional annual retainer of $15,000.

All non-employee Directors receive $1,500 for attendance at each meeting of a committee of the Board, other than telephonic meetings that are held for 30 minutes or less, for which no attendance fee is paid.

The Company’s compensation policy is to pay the annual retainers to Directors in advance following their election or reelection at the Company’s annual meeting of stockholders. In the event that a non-employee Director is nominated to the Board at any point during the year, that Director will receive a pro-rated amount of the retainer for the period from such election to the one-year anniversary of the Company’s last annual meeting of stockholders.

Stock-Based Compensation

Directors were previously eligible to participate in the 1999 Incentive Plan and the Director Plan. During 2009, the 2009 Incentive Plan succeeded the 1999 Incentive Plan and the Director Plan. Awards granted under the previous plans are still valid; however, no additional awards may be granted from the 1999 Incentive Plan and the Director Plan. All Directors are currently eligible to participate in our 2009 Incentive Plan.

In 2015, all non-employee Directors received grants of options to purchase shares of our Common Stock and grants of RSUs under the 2009 Incentive Plan. All grants of options are subject to the Company’s written policy governing the grant of stock options which is described in “Long-Term Incentives – Stock Based Awards” starting on page 23. Those non-employee Directors who were re-elected to the Board at the 2015 Annual Meeting, consisting of all of the non-employee

COMPENSATION	40

Directors except Messrs. Abdalla and Chadwick, were granted options to purchase 6,371 shares of our Common Stock at an exercise price of $65.60 and 1,600 RSUs on June 2, 2015, the date of such annual meeting. The Company’s compensation policy provides that the annual stock-based awards to non-employee Directors are subject to pro-ration in the same manner as the cash compensation described under “Cash Compensation” on page 40. As a result, Mr. Abdalla received a lesser grant of options to purchase 4,368 shares of our Common Stock at an exercise price of $62.77 and 1,191 RSUs on September 15, 2015, the date of his election to the Board, and Mr. Chadwick received a lesser grant of options to purchase 998 shares of our Common Stock at an exercise price of $60.16 and 258 RSUs on April 9, 2016, the date of his election to the Board.

Each of the options granted under the 2009 Incentive Plan vests ratably, 50% per year on the anniversary of such grant in 2016 and 2017 (or 2017 and 2018, in the case of the grants to Mr. Chadwick), and has an exercise price equal to the fair market value per share of Common Stock on the grant date or the closing price on the last trading day if granted on a weekend or holiday, and a maximum term of seven years measured from such date. The Directors will have a limited period in which to exercise their vested options following cessation of Board service. Each of the RSUs granted to the Directors under the 2009 Incentive Plan during 2015 vests ratably one-third per year on the anniversary of such grant in 2016, 2017 and 2018, subject to the deferral elections described below under “Deferral of Restricted Stock Units”. Upon a Director’s retirement while in good standing, the Board’s intent is to utilize its discretion to accelerate the vesting of such Director’s outstanding stock-based awards.

Director Stock Ownership Guidelines

The Company maintains a stock ownership and retention policy which is applicable to the Named Executives and non-employee Directors and designed to align their interests with those of stockholders. The policy requires the Chairman of the Board to hold a number of shares of our Common Stock equal to the lesser of 20,000 shares and four times the Chairman’s annual retainer. The policy requires other non-employee Directors to hold a number of shares of our Common Stock equal to the lesser of 6,000 shares and four times such non-employee Director’s annual retainer. Compliance with the policy is measured every June 30 and non-employee Directors are required to come into compliance with the policy within five years of becoming subject to it and meet any subsequently increased ownership requirements within five years of the increase. See “Stock Ownership Guidelines” on page 26 for additional information on the policy as well as its applicability to Directors who are employees.

Hedging, Short Sale, Margin Account and Pledging Prohibitions

All Directors are subject to the same insider trading policies of the Company that apply to employees that provide for:

•	No hedging or speculation with respect to Cognizant securities;

•	No short sales of Cognizant securities;

•	No margin accounts with Cognizant securities; and

•	Limited pledging of Cognizant securities.

See “Hedging, Short Sale, Margin Account and Pledging Prohibitions” on page 26 for additional information on these restrictions.

Deferral of Restricted Stock Units

The non-employee Directors had the opportunity to defer settlement of the RSUs granted in 2015. Mr. Weissman elected to defer such settlement until the first to occur of (i) a change in control of the Company, (ii) the Director’s death or permanent disability or (iii) the July 1 immediately following his separation from service from the Company. Ms. Breakiron-Evans and Messrs. Klein and Wendel elected to defer such settlement until the first to occur of: (i) a change in control of the Company, (ii) the Director’s death or disability or (iii) (a) with respect to one-third of the Director’s RSUs (rounded down to the nearest whole share), the July 1 immediately following his or her separation from service from the Company, (b) with respect to one-third of his or her RSUs (rounded down to the nearest whole share), the second July 1 immediately following his or her separation from service from the Company and (c) with respect to the remainder of his or her RSUs, the third July 1 following his or her separation from service from the Company. Messrs. Abdalla, Fox, Mackay, Jr. and Patsalos-Fox did not elect to defer the settlement of their RSUs.

41	COMPENSATION

2015 Director Compensation Table

The following table sets forth certain information regarding the compensation of each of our Directors for 2015.

Name	Fees Earned or Paid in Cash ($) [1]	Stock Awards ($) [2]	Option Awards ($) [3]	All Other Compensation ($)	Total ($)
Zein Abdalla	30,884 [4]	74,759 [4]	74,780 [4]	—	180,423
Maureen Breakiron-Evans	104,849	104,960	104,995	—	314,804
John N. Fox, Jr.	78,041	104,960	104,995	—	287,996
John E. Klein	230,486	104,960	104,995	—	440,441
Leo S. Mackay, Jr.	79,541	104,960	104,995	—	289,496
Lakshmi Narayanan	69,041	104,960	104,995	—	278,996
Michael Patsalos-Fox	78,041	104,960	104,995	—	287,996
Robert E. Weissman	88,849	104,960	104,995	—	298,804
Thomas M. Wendel	84,041	104,960	104,995	—	293,996
[1]	Consists of amounts described under “Director Compensation” starting on page 40.

[2]	Represents the aggregate grant date fair value of the RSUs granted in the 2015 fiscal year under the 2009 Incentive Plan, determined in accordance with FASB ASC Topic 718. The per share grant date fair value of each RSU awarded was $65.60, except for the award to Mr. Abdalla, which was $62.77. The reported dollar amounts do not take into account any estimated forfeitures related to continued service vesting requirements. For information regarding assumptions underlying the valuation of equity awards, see Note 14 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

[3]	Represents the aggregate grant date fair value for stock options granted in the 2015 fiscal year under the 2009 Incentive Plan, determined in accordance with FASB ASC Topic 718. The grant date fair value of each stock option was $16.48, except for the option granted to Mr. Abdalla, which was $17.12. The reported dollar amounts do not take into account any estimated forfeitures related to continued service vesting requirements. For information regarding assumptions underlying the valuation of equity awards, see Note 14 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

[4]	Mr. Abdalla was elected to the Board on September 15, 2015 and, as such, his fees and equity awards were pro-rated for the portion of the year that he served.

Director Stock and Option Awards Outstanding

The following table sets forth the aggregate number of stock awards and the aggregate number of stock options held by each of our Directors at December 31, 2015.

Name	Aggregate Number of Stock Awards (#) [1]	Aggregate Number of Stock Options (#)
Zein Abdalla	1,191	4,368
Maureen Breakiron-Evans	18,495	96,398
John N. Fox, Jr.	4,002	115,973
John E. Klein	6,745	76,398
Leo S. Mackay, Jr.	8,508	20,618
Lakshmi Narayanan	4,002	36,398
Michael Patsalos-Fox	9,580	46,398
Robert E. Weissman	6,745	86,398
Thomas M. Wendel	6,745	51,398
[1]	Includes the RSUs granted in 2014 and 2015, with respect to which the settlement has been delayed for some directors, as described above. For Ms. Breakiron-Evans, Mr. Mackay, Jr. and Mr. Patsalos-Fox, also includes 11,750, 4,506 and 5,578 deferred stock units, respectively, to be settled upon the Director’s termination of service on the Board.

COMPENSATION	42

AUDIT MATTERS

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What are you voting on?	Our Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit our consolidated financial statements and our internal control over financial reporting for 2016. We are asking our stockholders to ratify this appointment of PwC.

WHY STOCKHOLDERS ARE VOTING ON THIS PROPOSAL

Although ratification is not required by our By-laws or otherwise, the Board values the opinions of our stockholders and believes that stockholder ratification of the Audit Committee’s selection is a good corporate governance practice. If the selection is not ratified, the Audit Committee will take this fact into consideration in determining whether it is appropriate to select another independent auditor for 2016 or future years. Even if the selection is ratified, the Audit Committee may select a different independent auditor at any time during the year if it determines that this would be in the best interests of the Company and its stockholders.

The Board unanimously recommends a vote FOR the Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for 2016.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of PwC, we do not expect any broker non-votes in connection with this proposal.

Our Auditor Review and Engagement Process

The Audit Committee is directly responsible for the appointment, compensation (including negotiation and approval of the audit fee), retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. Our Audit Committee and its chairperson are directly involved in the selection of the lead audit partner at the start of each rotation.

To ensure continuing audit independence:

•	The Audit Committee periodically considers whether there should be a regular rotation of the accounting firm that is retained, and considers the advisability and potential impact of selecting a different accounting firm;

•	Neither the accounting firm nor any of its members is permitted to have, and none has, any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services; and

•	In accordance with SEC rules and PwC policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide services to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years.

The members of the Audit Committee and the Board believe that the continued retention of PwC to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.

We Expect PricewaterhouseCoopers LLP to Attend the 2016 Annual Meeting

PwC representatives are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they wish and are expected to be available to respond to appropriate questions from stockholders.

43	AUDIT MATTERS

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has furnished the following report:

To the Board of Directors of Cognizant Technology Solutions Corporation:

The Audit Committee of the Board of Directors acts under a written charter, which is available in the “Company Overview” section of the “About Cognizant” page of the Company’s website located at www.cognizant.com, under the “Corporate Governance” tab. The members of the Audit Committee are independent Directors, as defined in its charter and the rules of The NASDAQ Stock Market LLC. The Audit Committee held nine meetings during 2015.

Management is responsible for establishing and maintaining adequate internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent integrated audit of the Company’s annual financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. The Audit Committee is responsible for providing independent, objective oversight of these processes.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2015 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB), as may be modified or supplemented.

The Company’s independent registered public accounting firm also provided the Audit Committee with formal written statements required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Cognizant Technology Solutions Corporation. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

By the Audit Committee of the Board of Directors of Cognizant Technology Solutions Corporation

Zein Abdalla

Maureen Breakiron-Evans

John E. Klein

Leo S. Mackay, Jr.

Thomas M. Wendel

AUDIT MATTERS	44

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of PwC, our independent registered public accounting firm, for each of the last two fiscal years.

Fee Category	2014	2015
Audit Fees	$3,348,300	$4,122,200
Audit-Related Fees	859,500	1,575,300
Tax Fees	517,400	1,080,600
All Other Fees	289,100	335,400

Total Fees	$5,014,300	$7,113,500

Audit Fees

Audit fees consist of fees for the audit of our consolidated financial statements (including services necessary for rendering an opinion under Section 404 of the Sarbanes-Oxley Act), the review of our interim quarterly financial statements and other professional services provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees”, including financial due diligence services related to business combinations. These services relate to attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting matters, and independent assessment of controls related to outsourcing services. During 2015, we reclassified financial due diligence services related to business combinations from “All Other Fees” to “Audit-Related Fees”. These services were $744,000 and $945,600 for 2014 and 2015, respectively.

Tax Fees

Tax fees comprise fees for a variety of permissible services relating to tax compliance, tax planning and tax advice. These services include assistance in complying with local transfer pricing requirements, assistance with local tax audits and assessments, withholding tax and indirect tax matters, preparation and filing of local tax returns, and technical advice relating to local and international tax matters.

All Other Fees

For 2014, other fees primarily relate to advisory fees for immigration services. For 2015, other fees primarily relate to advisory fees for immigration and IT security services.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided.

The Audit Committee has also delegated to Maureen Breakiron-Evans, the current Audit Committee Chair, the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee. During 2014 and 2015, the Audit Committee approved all services provided to us by PwC that are subject to the pre-approval policies and procedures described above.

45	AUDIT MATTERS

STOCKHOLDER PROPOSALS

PROPOSAL 4 – STOCKHOLDER PROPOSAL REGARDING STOCKHOLDER ACTION BY WRITTEN CONSENT

What are you voting on?	The following stockholder proposal will be voted on at the 2016 Annual Meeting only if properly presented by or on behalf of the stockholder proponent. The Board unanimously recommends a vote AGAINST the proposal for the reasons set forth following the proposal.

The Company has been advised that James McRitchie and Myra K. Young, 9295 Yorkship Court, Elk Grove, California 95758, beneficial owners of 100 shares of the Company’s Common Stock, intend to submit the proposal set forth below at the Annual Meeting. Mr. McRitchie and Ms. Young have delegated John Chevedden to act on their behalf regarding the proposal.

Proposal 4 — Right to Act by Written Consent

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

A shareholder right to act by written consent and to call a special meeting are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle.

A shareholder right to act by written consent is one method to equalize our limited provisions for shareholders to call a special meeting. Delaware law allows 10% of shareholders to call a special meeting without mandating a holding period. However it takes 25% of Cognizant shareholders, from only those shareholders with at least one-year of continuous stock ownership, to call a special meeting.

Thus potentially 50% of Cognizant shareholders could be disenfranchised from having any voice whatsoever in calling a special meeting due to the Cognizant one-year lock-out period. The average holding period for stock is less than one-year according to “Stock Market Investors Have Become Absurdly Impatient.”

Please vote to enhance shareholder value:

Right to Act by Written Consent — Proposal 4

The Board unanimously recommends a vote AGAINST this proposal.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

STOCKHOLDER PROPOSALS	46

The Board’s Statement of Opposition

The Board UNANIMOUSLY recommends that stockholders vote AGAINST this proposal for the following reasons:

1.	Substantially identical proposals were rejected by the Company’s stockholders in 2013 and 2015, upon the recommendation of the Board. Substantially the same proposal has been submitted, considered by the Board and rejected by stockholders at two of the previous three annual meetings of the Company. The Board has repeatedly evaluated whether adoption of the right to act by written consent would be in the best interests of the Company and its stockholders, and has repeatedly concluded that it would not. As discussed further below, the Board has implemented changes in its corporate governance practices where it has determined that a particular practice would benefit the Company and stockholders. The Board continues to believe that the right to act by written consent would not be a sound corporate governance practice and, in fact, could be detrimental to the Company’s ability to operate effectively and create long-term value for all stockholders.

2.	Implementation of the proposal is unnecessary given the Company’s governance practices, including the ability of stockholders to call special meetings, and could impose significant burdens on the Company. The Board believes, as it has in past years, that implementation of this proposal is unnecessary given the Company’s governance practices, including the ability of stockholders to call special meetings at any time. Stockholders may propose any proper matter for a vote at our annual meeting, and, in addition, stockholders holding 25% of the Company’s outstanding Common Stock may call a special meeting. In the Board’s view, action at an annual or special meeting supports stockholders’ interests more than action by written consent. At meetings of stockholders, all stockholders have the opportunity to express views on proposed actions and to participate in deliberations and vote. Such meetings occur at a time and date announced publicly in advance of the meeting. These provisions ensure that stockholders can raise matters for consideration while protecting stockholders interests in receiving notice of and an opportunity to voice concerns about proposed actions affecting the Company. The proposal, however, would allow stockholders to use the written consent procedure at any time and as frequently as they choose to act on a range of potentially significant matters, without a meeting, potentially without prior notice to all stockholders, and without an opportunity for fair and open discussion among all stockholders on the merits of the proposed action. Allowing stockholders to act by written consent could lead to a disordered state of corporate affairs, distract the Board and management, and impose significant financial and administrative burdens on the Company, with little or no corresponding benefit to stockholders.

3.	The Company’s existing corporate governance practices and policies already ensure stockholder democracy and the accountability of the Board. The Board believes that the adoption of this proposal is ill-advised in light of the sound corporate governance practices and stockholder protections the Company currently has in place. In addition to providing for stockholders’ right to call special meetings, the Company has been responsive to stockholder input and enhanced its governance practices and policies over the past several years to ensure the rights of our stockholders and the accountability of the Board, including:

•	Proxy Access By-law. In early 2016, the Board approved amended and restated By-laws which provide for proxy access. See “Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access)” on page 48. This new by-law permits a stockholder, or a group of stockholders, owning 3% or more of the Company’s Common Stock continuously for at least three years to nominate and include in the Company’s proxy materials directors constituting up to 25% of the board or two individuals, whichever is greater, provided that the stockholder(s) and nominee(s) satisfy the certain requirements outlined in the By-laws.

•	Majority Voting in Director Elections. The Company’s By-laws provide that, in an uncontested election of directors, a director nominee must receive more “for” votes than “against” votes to be elected. Our Corporate Governance Guidelines provide that any incumbent director nominee who fails to receive the requisite number of votes is expected to tender his or her resignation.

•	Board Declassification. In 2013, the Board recommended and the stockholders approved an amendment to the Company’s Certificate of Incorporation to declassify the Board. Each of our directors is now subject to re-election at each annual meeting of stockholders.

•	No Poison Pill. In 2003, the Company adopted a Rights Plan. That plan expired by its terms on March 5, 2013, and the Company decided not to adopt a new plan or amend the existing one to extend its term.

We believe that our existing corporate governance practices and policies strike the optimal balance between facilitating the monitoring of Board members by stockholders and enabling stockholders to act quickly in support of their interests, while avoiding the governance risk associated with the ability of stockholders to act by written consent.

47	STOCKHOLDER PROPOSALS

STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

Proposals for Inclusion in Next Year’s Proxy Statement

SEC rules permit stockholders to submit proposals for inclusion in our proxy statement if the stockholder and the proposal meet the requirements specified in Rule 14a-8 under the Exchange Act (“Rule 14a-8”).

•	When to send these proposals. Any stockholder proposals submitted in accordance with Rule 14a-8 must be received at our principal executive offices no later than the close of business on December 30, 2016.

•	Where to send these proposals. Proposals should be addressed to our Secretary at our offices at Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666.

•	What to include. Proposals must conform to and include the information required by Rule 14a-8.

Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access)

We recently amended our By-laws to permit a group of stockholders who have owned a significant amount of the Company’s Common Stock (at least 3%) for a significant amount of time (at least three years) to submit director nominees (up to 25% of the Board and in any event not less than two directors) for inclusion in our proxy statement if the stockholder(s) and the nominee(s) satisfy the requirements specified in our By-laws.

•	When to send these proposals. Notice of director nominees under these By-law provisions must be received no earlier than November 30, 2016 and no later than the close of business on December 30, 2016. In the event that the date of the 2017 Annual Meeting is more than 30 days before or more than 70 days after June 15, 2017, then our Secretary must receive such written notice not earlier than the close of business on the 150th day prior to the 2017 Annual Meeting and not later than the close of business on the later of the 120th day prior to the 2017 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

•	Where to send these proposals. Notice should be addressed to our Secretary at our offices at Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666.

•	What to include. Notice must include the information required by our By-laws, a copy of which is available upon request to our Secretary.

Other Proposals or Nominees for Presentation at the 2017 Annual Meeting

Our By-laws require that any stockholder proposal, including a director nomination, that is not submitted for inclusion in next year’s proxy statement (either under Rule 14a-8 or our proxy access By-laws), but is instead sought to be presented directly at such meeting, must be received by our Secretary in writing not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting.

•	When to send these proposals. Stockholder proposals or director nominations submitted under these By-law provisions must be received no earlier than the close of business on February 15, 2017 and no later than the close of business on March 17, 2017. In the event that the date of the 2017 Annual Meeting is more than 30 days before or more than 70 days after June 15, 2017, then our Secretary must receive any such proposal not earlier than the close of business on the 120th day prior to the 2017 Annual Meeting and not later than the close of business of the later of the 90th day prior to the 2017 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

•	Where to send these proposals. Proposals should be addressed to our Secretary at our offices at Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666.

•	What to include. Proposals must include the information required by our By-laws, a copy of which is available upon request to our Secretary.

Management Discretion to Vote Proxies on These Proposals

SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with the above deadlines and, in certain other cases, notwithstanding the stockholder’s compliance with these deadlines.

NON-COMPLIANT PROPOSALS

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the requirements set forth above or other applicable requirements.

STOCKHOLDER PROPOSALS	48

  ADDITIONAL GOVERNANCE INFORMATION

CORPORATE GOVERANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. We have posted our Corporate Governance Guidelines in the “Company Overview” section of the “About Cognizant” page of our website located at www.cognizant.com, under the “Corporate Governance” tab, and you may also obtain a copy by writing to our Secretary at our offices at Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666.

CODE OF ETHICS

The Board has also adopted a written Code of Ethics, entitled “Cognizant’s Core Values and Standards of Business Conduct,” that applies to our Directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics is posted in the “Company Overview” section of the “About Cognizant” page of our website located at www.cognizant.com, under the “Corporate Governance” tab, and you may also obtain a copy by writing to our Secretary at our offices at Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666.

We intend to post on our website all disclosures that are required by law or NASDAQ listing standards concerning any amendments to, or waivers from, any provision of our Code of Ethics.

EXECUTIVE OFFICERS

The following table identifies our current executive officers. None of our executive officers is related to any other executive officer or to any of our Directors. Our executive officers are elected annually by the Board and serve until their successors are duly elected and qualified.

Name	Age	Current Position	In Current Position Since
Francisco D’Souza [1]	47	Chief Executive Officer and Director	2007
Gordon J. Coburn [2]	52	President	2012
Karen McLoughlin [3]	51	Chief Financial Officer	2012
Rajeev Mehta [4]	49	Chief Executive Officer, IT Services	2013
Malcolm Frank [5]	50	Executive Vice President, Strategy and Marketing	2012
Ramakrishnan Chandrasekaran [6]	58	Executive Vice Chairman, Cognizant India	2013
Debashis Chatterjee [7]	50	Executive Vice President and President, Technology Solutions	2013
Ramakrishna Prasad Chintamaneni [8]	46	Executive Vice President and President, Banking and Financial Services	2013
Sumithra Gomatam [9]	48	Executive Vice President and President, Industry Solutions	2013
Venkat Krishnaswamy [10]	63	Executive Vice President and President, Healthcare and Life Sciences	2013
Steven Schwartz [11]	48	Executive Vice President, Chief Legal and Corporate Affairs Officer	2013
Dharmendra Kumar Sinha [12]	53	Executive Vice President and President, Client Services	2013
Sridhar Thiruvengadam [13]	52	Chief Operating Officer	2013

[1]	See biographical information on page 7.

[2]	Gordon Coburn was appointed President of the Company, effective February 6, 2012. From March 1998 until February 2012, Mr. Coburn served as the Company’s Chief Financial Officer and Treasurer and from January 2007 until February 2012, Mr. Coburn also held the position of Chief Operating Officer. Mr. Coburn also served as the Company’s Executive Vice President from December 2003 through December 2006. From November 1999 to December 2003, he served as our Senior Vice President. He previously was our Vice President from 1996 to November 1999. Mr. Coburn served as Senior Director – Group Finance and Operations for Cognizant Corporation from November 1996 to December 1997. From 1990 to October 1996, Mr. Coburn held key financial positions with The Dun & Bradstreet Corporation. Mr. Coburn serves on the Board of Directors of The Corporate Executive Board Company. He also served on the Board of Directors of ICT Group, Inc. until its acquisition on February 2, 2010. Mr. Coburn holds a Bachelor of Arts degree from Wesleyan University and a Master of Business Administration degree from the Amos Tuck School at Dartmouth College, where he serves as a member of its MBA Advisory Board.

[3]	Karen McLoughlin was appointed Chief Financial Officer of the Company, effective February 6, 2012. She previously served as the Company’s Senior Vice President of Finance and Enterprise Transformation, a role she held since January 2010. In such role, Ms. McLoughlin was responsible for the Company’s worldwide financial planning and analysis, enterprise risk management and enterprise transformation functions, including the facilitation and execution of various internal reengineering and transformation initiatives designed to enable the Company’s strategic vision. From August 2008 to January 2010, Ms. McLoughlin served as the Company’s Senior Vice President of Finance, responsible for overseeing the Company’s global financial planning and analysis team and enterprise risk management, and from October 2003 until August 2008, Ms. McLoughlin served as the Company’s Vice President of Global Financial Planning and Analysis. Prior to joining Cognizant in October 2003, Ms. McLoughlin held various financial management positions at Spherion Corporation from August 1997 to October 2003 and at Ryder System Inc. from July 1994 to August 1997. Prior to joining Ryder, she spent six years in the South Florida Practice of Price Waterhouse (now PricewaterhouseCoopers). Ms. McLoughlin has served on the Board of Directors of Best Buy Co., Inc. since 2015. Ms. McLoughlin has a Bachelor of Arts degree in Economics from Wellesley College and a Master of Business Administration degree from Columbia University.

[4]

Rajeev Mehta was appointed Chief Executive Officer, IT Services, effective December 4, 2013. In this role, Mr. Mehta is responsible for market facing activities across the Company as well as for delivery across our IT Services business. From February 2012 to December 2013, Mr. Mehta served as Group Chief

49	ADDITIONAL GOVERNANCE INFORMATION

Executive – Industries and Markets. In this role, Mr. Mehta was responsible for leading our industry vertical and geographic market operations on a global basis. From August 2006 to February 2012, he served as our Chief Operating Officer, Global Client Services, responsible for our sales, business development and client relationship management organizations. Mr. Mehta served as Senior Vice President and General Manager of our Financial Services business segment from June 2005 to August 2006. From November 2001 to June 2005, he served as our Vice President and General Manager of our Financial Services business segment. From January 1998 to November 2001, Mr. Mehta served as our Director of the U.S. Central Region. Mr. Mehta served as our Senior Manager of Business Development from January 1997 to January 1998. Prior to joining Cognizant in 1997, Mr. Mehta was involved in implementing GE Information Services offshore outsourcing program and also held consulting positions at Deloitte & Touche and Andersen Consulting. Mr. Mehta holds a Bachelor of Science degree from the University of Maryland and a Master of Business Administration degree from Carnegie Mellon University.

[5]	Malcolm Frank was appointed Executive Vice President, Strategy and Marketing, effective February 6, 2012. Mr. Frank served as our Senior Vice President of Strategy and Marketing from August 2005 to February 2012. In both these roles, Mr. Frank’s responsibilities have included, and continue to include, directing all aspects of our corporate marketing function, including strategy and branding, industry and media relations, corporate communications and corporate marketing. From August 2005 until June 2009, Mr. Frank was also responsible for leading our field marketing function. Prior to joining Cognizant in August 2005, Mr. Frank was co-founder, President and Chief Executive Officer of CXO Systems, Inc., an independent software vendor providing dashboard solutions for senior managers, from March 2002 to July 2005. From June 1999 to September 2002, Mr. Frank was the founder, President, Chief Executive Officer and Chairman of Nervewire Inc., a management consulting and systems integration firm. Prior to founding Nervewire, Mr. Frank was a co-founder, executive officer, and Senior Vice President at Cambridge Technology Partners, where he ran Worldwide Marketing, Business Development, and several business units, from January 1990 to June 1999. Mr. Frank graduated from Yale University with a degree in Economics.

[6]	Ramakrishnan Chandrasekaran was appointed Executive Vice Chairman, Cognizant India, effective December 4, 2013. In this role, Mr. Chandrasekaran focuses on strengthening our strong relationship with industry bodies, driving strategic initiatives that strengthen outreach to the government, and further enhancing our brand equity through public relations in India. From February 2012 to December 2013, Mr. Chandrasekaran served as Group Chief Executive – Technology and Operations. In this role, Mr. Chandrasekaran was responsible for leading our solutions and delivery teams worldwide. From August 2006 to February 2012, he served as our President and Managing Director, Global Delivery, responsible for leading our global delivery organization, spearheading new solutions, and championing process improvements. Mr. Chandrasekaran served as our Executive Vice President and Managing Director from January 2004 through July 2006. Prior to that, from November 1999 to January 2004, he served as our Senior Vice President responsible for Independent Software Vendor relationships, key alliances, capacity growth, process initiatives, business development and offshore delivery. Mr. Chandrasekaran joined us as Assistant Vice President in December 1994, before being promoted to Vice President in January 1997. Prior to joining us, Mr. Chandrasekaran worked with Tata Consultancy Services. Mr. Chandrasekaran holds a Mechanical Engineering degree and Master of Business Administration degree from the Indian Institute of Management.

[7]	Debashis Chatterjee was appointed Executive Vice President and President, Technology Solutions, effective December 4, 2013. In this role, Mr. Chatterjee has responsibility for all of our horizontal practices within IT Services and is responsible for implementing best practices in service delivery and creating solutions across our horizontal practices. From May 2013 until his current appointment, Mr. Chatterjee served as Senior Vice President and Global Head, Technology and Information Services. From March 2012 to April 2013, he was Senior Vice President, Transformational Services. Previously, from April 2011 to January 2012, Mr. Chatterjee served as Vice President and Sectors Leader, Global Business Services, Global Delivery at IBM, a multinational technology and consulting company. From January 2010 to March 2011, Mr. Chatterjee was Senior Vice President and Global Head of Cognizant’s BFS practice, from April 2007 to December 2009, he was Senior Vice President and Global Delivery Head of BFS, and from April 2004 to March 2007, he was Vice President and Global Delivery Head of BFS. Prior to that, Mr. Chatterjee held various key management roles at Cognizant since joining us in 1996. Mr. Chatterjee has a Bachelor of Engineering in Mechanical Engineering from Jadavpur University in India.

[8]	Ramakrishna Prasad Chintamaneni was appointed Executive Vice President and President, Banking and Financial Services (“BFS”), effective December 4, 2013. In this role, Mr. Chintamaneni is responsible for leading the BFS practice. From 2011 to December 2013, Mr. Chintamaneni served as our Global Head of the BFS practice and was responsible for the practice’s sales, business development, consulting, client relationships, management and delivery, and global profit and loss. Previously, from 2010 to 2011, Mr. Chintamaneni served as our Global Head of Markets for the BFS practice. From 2006 to 2009, he served as our Head of BFS practice for North America. From 1999 through 2006, Mr. Chintamaneni served as our Client Partner, managing the relationships with several of our key BFS clients, and also led our U.S. Eastern Region’s BFS practice. Prior to joining Cognizant in 1999, Mr. Chintamaneni spent seven years in the investment banking and financial services industry, including working at Merrill Lynch and its affiliates for five years as an Investment Banker and a member of Merrill’s business strategy committee in India. Mr. Chintamaneni serves on the Board of Directors of NPower, a nonprofit that helps nonprofits, schools and individuals build technology skills by harnessing the power of the technology community. Mr. Chintamaneni obtained his Bachelor of Technology degree in Chemical Engineering from the Indian Institute of Technology, Kanpur and a Postgraduate Diploma in Business Management from the XLRI School of Management in India.

[9]	Sumithra Gomatam was appointed Executive Vice President and President, Industry Solutions, effective December 4, 2013. In this role, Ms. Gomatam oversees global delivery for all of our industry verticals and our Business Process Services unit, and is responsible for implementing best practices in services delivery and for creating solutions across our industry practices. Ms. Gomatam also leads our Communications and High Technology business units. From July 2008 to December 2013, Ms. Gomatam served as Senior Vice President, Projects. In this role, Ms. Gomatam served initially as our Global Delivery Head and then as Global Practice Leader for our testing practice. From March 2006 to July 2008, Ms. Gomatam served as Vice President, Projects, leading global delivery and building out the testing practice. From 2001 to March 2006, Ms. Gomatam served as an Account Relationship Manager and as part of our Core Delivery Leadership Team in our BFS practice. From 1995, when Ms. Gomatam joined us, until 2001, she held various key positions within The Dun & Bradstreet Corporation and Cognizant, including serving our BFS clients on application development and application maintenance projects. Ms. Gomatam received her B.E. in Electronics and Communication from Anna University.

[10]	Venkat Krishnaswamy was appointed President, Healthcare and Life Sciences, effective December 4, 2013. In this role, Mr. Krishnaswamy is focused on delivering solutions and services to the healthcare industry. From February 2012 to December 2013, Mr. Krishnaswamy served as Executive Vice President of Healthcare and Life Sciences. From April 2007 to February 2012, Mr. Krishnaswamy served as Senior Vice President and General Manager of Healthcare and Life Sciences. Mr. Krishnaswamy served as Vice President – Projects from January 2003 to April 2007 and as Director of Projects from April 1999 to January 2003. Upon joining Cognizant in 1997, Mr. Krishnaswamy served as Senior Manager until April 1999. Between 1997 and 2003, Mr. Krishnaswamy served in our BFS practice. Prior to joining Cognizant in 1997, Mr. Krishnaswamy spent over 10 years in retail and commercial banking with Colonial State Bank (now Commonwealth Bank of Australia). Mr. Krishnaswamy holds a Bachelor of Engineering degree from the University of Madras and a Masters degree in Electrical Engineering from the Indian Institute of Technology, New Delhi.

[11]	Steven Schwartz was appointed Executive Vice President, Chief Legal and Corporate Affairs Officer on December 4, 2013. In this role, Mr. Schwartz is responsible for our global legal teams, our global government affairs efforts and our global security team. From July 2007 to December 2013, Mr. Schwartz served as Senior Vice President, General Counsel and Secretary, having global responsibility for managing Cognizant’s legal function. Mr. Schwartz, who joined Cognizant in 2001, previously served as Vice President and General Counsel, a position he held from March 2003 to July 2007. From April 2002 to March 2003, he served as our Vice President and Chief Corporate Counsel. From October 2001 to December 2002, he served as our Chief Corporate Counsel. Mr. Schwartz serves on the Board of Directors of Information Technology Industry Council. Mr. Schwartz holds a Bachelor of Business Administration degree from the University of Miami, a Juris Doctor degree from Fordham University School of Law and a Master of Law (in Taxation) degree from the New York University School of Law.

[12]

Dharmendra Kumar Sinha was appointed Executive Vice President and President, Client Services, effective December 4, 2013. In this role, Mr. Sinha leads our global sales, field marketing and intermediary relations teams. He is also responsible for our strategic partnerships and alliances organization. From 2007 to December 2013, Mr. Sinha served as Senior Vice President and General Manager, Global Sales and Field Marketing. From 2004 to 2007, Mr. Sinha served as our Vice President, responsible for our Manufacturing, Logistics, Retail, Hospitality, and Technology verticals. In addition, he assumed the role of Head of Sales

ADDITIONAL GOVERNANCE INFORMATION	50

and managed our Field Marketing function. From January 2008 to December 2008, Mr. Sinha additionally managed the Insurance business unit. Prior to that, from 1998 to 2004, Mr. Sinha served as Director and subsequently as Vice President of the U.S. Western Region. From 1997 to 1998, Mr. Sinha served in various operational and business development positions. Prior to joining Cognizant in 1997, Mr. Sinha worked with Tata Consultancy Services and CMC Limited, an end-to-end IT solutions provider. Mr. Sinha has a Bachelor of Science Degree from Patna Science College, Patna and a Master’s Degree in Business Administration from Birla Institute of Technology, Mesra.

[13]	Sridhar Thiruvengadam was appointed Chief Operating Officer of the Company, effective May 8, 2013. Previously, from January 2012 to May 2013, Mr. Thiruvengadam served as an Executive Vice President of the Company, leading the global delivery operations for several of the Company’s industry verticals, and head of the Company’s Business Process Services practice. From January 2010 to January 2012, Mr. Thiruvengadam served as a Senior Vice President and global head of business process, infrastructure and testing services. From April 2007 to January 2010, Mr. Thiruvengadam served as the Company’s Chief People Officer in charge of talent acquisition, management, training and staffing. From March 2001 to March 2007, Mr. Thiruvengadam held several positions in the Company’s banking, financial services, healthcare and insurance practices, including Vice President and head of the Company’s insurance industry vertical. Mr. Thiruvengadam joined the Company as a project manager in November 1994. Mr. Thiruvengadam holds a Masters in Technology degree from the Indian Institute of Technology, Madras.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Class A Common Stock

The following tables set forth certain information with respect to holdings of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock as of December 31, 2015 and (ii) each of our Directors (which includes all nominees), each of our Named Executives, and all Directors and executive officers as a group, as of March 31, 2016. Unless otherwise indicated, the address for the individuals below is our address. Except as otherwise noted below, none of the shares reported as beneficially owned are currently pledged as security for any outstanding loan or indebtedness.

Security Ownership of 5% Stockholders

The following table sets forth the persons who, to our knowledge, beneficially owned as of December 31, 2015, more than 5% of the outstanding shares of our Common Stock. This information is based upon information furnished to us by each such person and/or based upon public filings with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group [1]	35,987,955	5.9%
100 Vanguard Blvd.
Malvern, Pennsylvania 19355
BlackRock, Inc. [2]	35,437,281	5.8%
55 East 52nd Street
New York, New York 10055
FMR LLC [3]	33,362,791	5.5%
245 Summer Street
Boston, Massachusetts 02210

[1]	Based solely on a Schedule 13G/A filed by The Vanguard Group on February 11, 2016 as of December 31, 2015. According to the Schedule 13G/A, the Vanguard Group has sole voting power over 1,131,118 shares of Common Stock, shared voting power over 61,100 shares of Common Stock, sole dispositive power over 34,787,958 shares of Common Stock and shared dispositive power of 1,199,997 shares of Common Stock. The Schedule 13G/A reports that Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd., each a wholly-owned subsidiary of The Vanguard Group, Inc., are the beneficial owners of 952,997 and 425,121 shares of Common Stock, respectively, as a result of their serving as investment manager of collective trust accounts and investment manager of Australian investment offerings, respectively.

[2]	Based solely on a Schedule 13G/A filed by BlackRock, Inc. on January 26, 2016 as of December 31, 2015. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 30,103,175 shares of Common Stock, sole dispositive power over 35,402,961 shares of Common Stock and shared voting and dispositive power over 34,320 shares of Common Stock. The Schedule 13G reports that beneficial owner subsidiaries of the parent holding company are BlackRock (Channel Islands) Ltd, BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock (Singapore) Limited, BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Asset Management Schweiz AG, BlackRock Capital Management, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (Korea) Ltd., BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC, BlackRock Japan Co Ltd, BlackRock Life Limited and Xulu, Inc.

[3]	Based solely on a Schedule 13G filed by FMR LLC on February 12, 2016 as of December 31, 2015. According to the Schedule 13G, FMR LLC has sole voting power over 2,237,097 shares of Common Stock and sole dispositive power over 33,362,791 shares of Common Stock. The Schedule 13G reports that beneficial owner subsidiaries of the parent holding company are FIAM LLC, Fidelity (Canada) Asset Management ULC, Fidelity Institutional Asset Management Trust Company, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management Trust Company, Inc., FMR Co., Inc., FMR Investment Management (UK) Limited and Strategic Advisors, Inc.

51	ADDITIONAL GOVERNANCE INFORMATION

Security Ownership of Directors and Officers

The following table sets forth the ownership of our Directors (which includes all nominees), each of our Named Executive Officers, and all Directors and executive officers as a group, as of March 31, 2016. This information is based upon information furnished to us by each such person and/or based upon Company records.

Name	Amount and Nature of Beneficial Ownership [1]	Percent of Class [2]
Named Executives and Directors (which includes all nominees):
Francisco D’Souza [3]	1,513,244	*
Gordon J. Coburn [4]	97,159	*
Karen McLoughlin [5]	101,621	*
Rajeev Mehta [6]	361,953	*
Malcolm Frank [7]	754	*
Zein Abdalla [8]	—	*
Maureen Breakiron-Evans [9]	76,868	*
Jonathan Chadwick [10]	—	*
John N. Fox, Jr. [11]	106,111	*
John E. Klein [12]	698,669	*
Leo S. Mackay, Jr. [13]	12,756	*
Lakshmi Narayanan [14]	112,187	*
Michael Patsalos-Fox [15]	48,536	*
Robert E. Weissman [16]	1,030,469	*
Thomas M. Wendel [17]	116,793	*
All Directors and executive officers as a group (23 persons) [18]	4,889,826	*
*	Less than one percent.

[1]	Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

[2]	Applicable percentage of ownership is based on an aggregate of 606,249,605 shares of Common Stock outstanding on March 31, 2016. Such percentage also takes into account the Common Stock to which such individual or entity has the right to acquire beneficial ownership within 60 days after March 31, 2016, including, but not limited to, through the exercise of options which are currently exercisable or which will become exercisable within such 60-day period; however, such Common Stock will not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by Rule 13d-3(d)(1)(i) under the Exchange Act.

[3]	Includes 291,244 shares of Common Stock owned of record, 980,000 shares of Common Stock subject to options which were exercisable as of March 31, 2016 or will become exercisable within 60 days after such date and 242,000 shares of Common Stock owned by the D’Souza Family 2012 Trust. Excludes 465,552 shares of Common Stock underlying PSUs and RSUs, which vest over time after 60 days after March 31, 2016. Also excludes 105,516 shares of Common Stock underlying PSUs granted in 2015, assuming 100% vesting based on target 2016 performance. See “Long-Term Incentives – Stock-Based Awards” starting on page 23 for more information.

[4]	Includes 97,159 shares of Common Stock owned of record. Excludes 248,782 shares of Common Stock underlying PSUs and RSUs, which vest over time after 60 days after March 31, 2016. Also excludes 56,386 shares of Common Stock underlying PSUs granted in 2015, assuming 100% vesting based on target 2016 performance. See “Long-Term Incentives – Stock-Based Awards” starting on page 23 for more information.

[5]	Includes 41,621 shares of Common Stock owned of record and 60,000 shares of Common Stock subject to options which were exercisable as of March 31, 2016. Excludes 115,528 shares of Common Stock underlying PSUs and RSUs, which vest over time after 60 days after March 31, 2016. Also excludes 28,201 shares of Common Stock underlying PSUs granted in 2015, assuming 100% vesting based on target 2016 performance. See “Long-Term Incentives – Stock-Based Awards” starting on page 23 for more information.

[6]	Includes 154,239 shares of Common Stock owned of record, 103,856 shares of Common Stock owned by the Rajeev Mehta 2012 Irrevocable Trust and 103,858 shares of Common Stock owned by the Ruchita Mehta 2012 Irrevocable Trust. Excludes 236,128 shares of Common Stock underlying PSUs and RSUs, which vest over time after 60 days after March 31, 2016. Also excludes 53,887 shares of Common Stock underlying PSUs granted in 2015, assuming 100% vesting based on target 2016 performance. See “Long-Term Incentives – Stock-Based Awards” starting on page 23 for more information.

[7]	Includes 754 shares of Common Stock owned of record. Excludes 111,329 shares of Common Stock underlying PSUs and RSUs, which vest over time after 60 days after March 31, 2016. Also excludes 26,426 shares of Common Stock underlying PSUs granted in 2015, assuming 100% vesting based on target 2016 performance. See “Long-Term Incentives – Stock-Based Awards” starting on page 23 for more information.

[8]	Excludes 5,559 shares of Common Stock underlying options and RSUs, which become exercisable or vest over time after 60 days after March 31, 2016.

[9]	Includes 1,075 shares of Common Stock owned of record and 75,793 shares of Common Stock underlying options which were exercisable as of March 31, 2016 or will become exercisable within 60 days after such date. Excludes 14,493 shares of Common Stock subject to RSUs which are vested as of March 31, 2016 but will not settle within 60 days of March 31, 2016. Excludes 14,607 shares of Common Stock underlying options and RSUs, which become exercisable or vest over time after such period.

[10]	Excludes 1,256 shares of Class A Common Stock underlying options and RSUs, which become exercisable or vest over time after 60 days after March 31, 2016.

[11]	Includes 10,743 shares of Common Stock owned of record and 95,368 shares of Common Stock underlying options which were exercisable as of March 31, 2016 or will become exercisable within 60 days after such date. Excludes 14,607 shares of Common Stock underlying options and RSUs, which become exercisable or vest over time after such period.

ADDITIONAL GOVERNANCE INFORMATION	52

[12]	Includes 495,004 shares of Common Stock owned of record, 65,793 shares of Common Stock subject to options which were exercisable as of March 31, 2016 or will become exercisable within 60 days after such date and 137,872 shares of Common Stock owned by the John E. Klein Family 2012 Irrevocable Trust. Excludes 2,743 shares of Common Stock subject to RSUs which are vested as of March 31, 2016 but will not settle within 60 days of March 31, 2016. Excludes 14,607 shares of Common Stock underlying options and RSUs, which become exercisable or vest over time after such period.

[13]	Includes 2,743 shares of Common Stock owned of record and 10,013 shares of Common Stock subject to options which were exercisable as of March 31, 2016 or will become exercisable within 60 days after such date. Excludes 4,506 shares of Common Stock subject to RSUs which are vested as of March 31, 2016 but will not settle within 60 days of March 31, 2016. Excludes 14,607 shares of Common Stock underlying options and RSUs, which become exercisable or vest over time after such period.

[14]	Includes 86,394 shares of Common Stock owned of record and 25,793 shares of Common Stock subject to options which were exercisable as of March 31, 2016 or will become exercisable within 60 days after such date. Excludes 14,607 shares of Common Stock underlying options and RSUs which become exercisable or vest over time after such period.

[15]	Includes 12,743 shares of Common Stock owned of record and 35,793 shares of Common Stock subject to options which were exercisable as of March 31, 2016 or will become exercisable within 60 days after such date. Excludes 5,578 shares of Common Stock subject to RSUs which are vested as of March 31, 2016 but will not settle within 60 days of March 31, 2016. Excludes14,607 shares of Common Stock underlying options and RSUs, which become exercisable or vest over time after such period.

[16]	Includes 954,676 shares of Common Stock owned of record and 75,793 shares of Common Stock subject to options which were exercisable as of March 31, 2016 or will become exercisable within 60 days after such date. Excludes 2,743 shares of Common Stock subject to RSUs which are vested as of March 31, 2016 but will not settle within 60 days of March 31, 2016. Excludes 14,607 shares of Common Stock underlying options and RSUs, which become exercisable or vest over time after such period.

[17]	Includes 60,000 shares of Common Stock owned of record, 40,793 shares of Common Stock subject to options which were exercisable as of March 31, 2016 or will become exercisable within 60 days after such date, and 16,000 shares of Common Stock owned by the Tom Wendel Charitable Remainder Unitrust. Excludes 2,743 shares of Common Stock subject to RSUs which are vested as of March 31, 2016 but will not settle within 60 days of March 31, 2016. Excludes 14,607 shares of Common Stock underlying options and RSUs, which become exercisable or vest over time after such period.

[18]	Includes an aggregate of 2,808,787 shares of Common Stock owned of record, 1,475,139 shares of Common Stock underlying options granted to our Directors and executive officers which are exercisable as of March 31, 2016 or within 60 days after such date, 2,314 shares of Common Stock subject to RSUs which are scheduled to vest within 60 days of March 31, 2016 and 603,586 shares of Common Stock held in various trusts. Excludes 32,806 shares of Common Stock subject to RSUs which are vested as of March 31, 2016 but will not settle within 60 days of March 31, 2016. Excludes 1,691,118 shares of Common Stock underlying options, PSUs and RSUs, which become exercisable or vest over time after such period. Also excludes 335,771 shares of Common Stock underlying PSUs granted in 2015, assuming 100% vesting based on target 2016 performance.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Transactions with Related Persons

Since January 1, 2015, there were no related person transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K other than such matters disclosed herein under “Compensation” starting on page 16.

Review of Related Person Transactions

The Audit Committee of the Company is responsible for reviewing and approving all transactions between us and any related person that are required to be disclosed pursuant to Item 404 of Regulation S-K. Related persons can include any of our Directors or executive officers, certain of our stockholders, and any of their immediate family members. This obligation is set forth in our Audit Committee Charter. In evaluating related person transactions, the members of the Audit Committee apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board and as individual Directors. The Audit Committee will approve a related person transaction when, in its good faith judgment, the transaction is in the best interests of the Company. The Company’s legal staff is primarily responsible for monitoring and obtaining information from our Directors and executive officers with respect to potential related person transactions, and for then determining, based on the facts and circumstances, whether the related person has a direct or indirect material interest in any transaction with us. Each year, to help our legal staff identify related person transactions, we require each of our Directors, Director nominees and executive officers to complete a disclosure questionnaire identifying any transactions with us in which the officer or Director or their family members have an interest.

In addition, our Code of Ethics describes our expectation that all Directors, officers and employees who may have a potential or apparent conflict of interest to, in the case of employees, notify our Chief Compliance Officer or General Counsel, or in the case of executive officers and Directors, notify our General Counsel or the Board. A copy of our Code of Ethics is posted in the “Company Overview” section of the “About Cognizant” page of our website located at www.cognizant.com, under the “Corporate Governance” tab.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the year ended December 31, 2015.

53	ADDITIONAL GOVERNANCE INFORMATION

ADDITIONAL REFERENCE INFORMATION

OTHER MATTERS AT THE 2016 ANNUAL MEETING OF STOCKHOLDERS

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of the Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our Directors, officers and other employees who will not be specially compensated for these services. We have engaged MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY, 10016, to assist us with the solicitation of proxies. We expect to pay MacKenzie Partners, Inc. a fee of $35,000 plus reimbursement for out-of-pocket expenses for its services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

COGNIZANT’S ANNUAL REPORT ON FORM 10-K

A copy of Cognizant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 18, 2016 without charge upon written request addressed to:

Cognizant Technology Solutions Corporation

Attention: Secretary

Glenpointe Centre West

500 Frank W. Burr Blvd.

Teaneck, New Jersey 07666

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. Our Annual Report on Form 10-K for the year ended December 31, 2015 is also available at www.cognizant.com.

ADDITIONAL REFERENCE INFORMATION	54

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Portions of our disclosure, including the following table, include non-GAAP Income from Operations, non-GAAP operating margin, and non-GAAP EPS. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of Cognizant’s non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated.

We seek to manage the Company to a targeted non-GAAP operating margin of 19% to 20% of revenue. We believe providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into the operating results of the Company. For our internal management reporting and budgeting purposes and as performance metrics for certain of our executive compensation programs, we use non-GAAP financial information that does not include certain charges, including stock-based compensation expense, acquisition-related charges and net non-operating foreign currency exchange gains or losses, for financial and operational decision making, to evaluate period-to-period comparisons, to determine portions of the compensation of certain of our executive officers and for making comparisons of our operating results to those of our competitors. Therefore, it is our belief that the use of non-GAAP financial measures excluding these costs provides a meaningful measure for investors to evaluate our financial performance. Accordingly, we believe that the presentation of non-GAAP Income from Operations, non-GAAP operating margin and non-GAAP EPS, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations.

A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and exclude costs that are recurring, namely stock-based compensation expense, certain acquisition-related charges, and net non-operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP Income from Operations, non-GAAP operating margin and non-GAAP EPS to allow investors to evaluate such non-GAAP financial measures.

The following table presents a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure for the years ended December 31.

	2011 ($)	% of Revenue	2012 ($)	% of Revenue	2013 ($)	% of Revenue	2014 ($)	% of Revenue	2015 ($)	% of Revenue
	($ in millions, except per share data)
GAAP income from operations and operating margin	1,136.5	18.6	1,361.5	18.5	1,677.9	19.0	1,884.9	18.4	2,142.0	17.3
Add: Stock-based compensation expense	90.2	1.5	107.3	1.5	118.8	1.3	134.8	1.3	192.0	1.5
Add: Acquisition-related charges [1]	13.4	0.2	15.9	0.2	24.0	0.3	48.4	0.5	115.8	0.9

Non-GAAP income from operations and non-GAAP operating margin	1,240.1	20.3	1,484.7	20.2	1,820.7	20.6	2,068.1	20.2	2,449.8	19.7

GAAP diluted earnings per share	1.42		1.72		2.02		2.35		2.65
Effect of above operating adjustments, net of tax	0.13		0.15		0.17		0.23		0.35
Effect of non-operating foreign currency exchange gains and losses, net of tax [2]	N/A [3]		0.03		0.08		0.02		0.07

Non-GAAP diluted earnings per share	1.55 [3]		1.90		2.27		2.60		3.07

[1]	Acquisition-related charges include, when applicable, amortization of purchased intangible assets included in the depreciation and amortization expense line on our consolidated statements of operations, external deal costs, acquisition-related retention bonuses, integration costs, changes in the fair value of contingent consideration liabilities, charges for impairment of acquired intangible assets and other acquisition-related costs.

[2]	Non-operating foreign currency exchange gains and losses are inclusive of gains and losses on related foreign exchange forward contracts not designated as hedging instruments for accounting purposes.

[3]	The calculation of non-GAAP EPS for 2011 has not been conformed to the presentation of the other years and excludes the adjustment for the effect of non-operating foreign currency exchange gains and losses, net of tax.

55	ADDITIONAL REFERENCE INFORMATION

INDEX OF DEFINED TERMS

Set forth below is a list of the defined terms used within this proxy statement.

Defined Term	Meaning	See Page No.
1999 Plan	Amended and Restated 1999 Incentive Compensation Plan	39
2004 Employee Stock Purchase Plan	Amended and Restated 2004 Employee Stock Purchase Plan	39
2009 Incentive Plan	2009 Incentive Compensation Plan	39
2015 Annual Meeting	2015 Annual Meeting of Stockholders of the Company	5
2015 Annual Report	Company’s Annual Report to Stockholders for Year Ended December 31, 2015	1
2017 Annual Meeting	2017 Annual Meeting of Stockholders of the Company	1
Annual Meeting	Annual Meeting of Stockholders of the Company to be held on June 15, 2016	1
BFS	Banking and Financial Services	50
Board or Board of Directors	Board of Directors of the Company	1
Broadridge	Broadridge Financial Solutions, Inc., the Company’s agent for distribution of this proxy statement and tabulator for the Annual Meeting	2
Cognizant	Cognizant Technology Solutions Corporation	1
Common Stock	Class A Common Stock, $0.01 par value, of the Company	1
Company	Cognizant Technology Solutions Corporation	1
CSRP	Cognizant Technology Solutions Supplemental Retirement Plan	24
Director Plan	Amended and Restated Non-Employee Directors’ Stock Option Plan	39
Directors	Directors of the Company	1
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act	16
DSO	Days Sales Outstanding	22
Employment Agreements	Amended and Restated Executive Employment and Non-Disclosure, Non-Competition and Invention Assignment Agreements	28
Exchange Act	Securities Exchange Act of 1934	13
Executive Committee	Gordon Coburn, Francisco D’Souza and Lakshmi Narayanan	27
FASB ASC	Financial Accounting Standards Board Accounting Standards Codification	N/A
GAAP	U.S. Generally Accepted Accounting Principles	55
Governance Committee	Nominating and Corporate Governance Committee	14
Internet Notice	Notice of Internet Availability of Proxy Materials	2
IRC	U.S. Internal Revenue Code	17
IRS	U.S. Internal Revenue Service	24
Key Employees’ Stock Option Plan	Amended and Restated Key Employees’ Stock Option Plan	39
Named Executives	The Company’s Chief Executive Officer, Chief Financial Officer and each of the Company’s three other most highly compensated executive officers whose total compensation for the 2015 fiscal year was in excess of $100,000 and who were serving as executive officers of the Company at the end of the 2015 fiscal year	31
NASDAQ	The NASDAQ Stock Market LLC	13
non-GAAP EPS	Non-GAAP diluted earnings per share (see “Reconciliation of Non-GAAP Financial Measures”)	25 (55)
non-GAAP Income from Operations	Non-GAAP income from operations (see “Reconciliation of Non-GAAP Financial Measures”)	22 (55)
non-employee Directors	Directors who are not employees of the Company or any of its subsidiaries	40
Pay Governance	Pay Governance, LLC, independent compensation consultant to the Compensation Committee	19
PSUs	Performance-based stock units	23
PwC	PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm	43
Record Date	April 18, 2016, the record date for the Annual Meeting	1
Reporting Persons	Directors, executive officers and stockholders who beneficially own more than 10% of any class of the Company’s equity securities registered pursuant to Section 12 of the Exchange Act	53
RSUs	Restricted stock units	23
Rule 14a-8	Rule 14a-8 under the Exchange Act	48
SEC	U.S. Securities and Exchange Commission	2
TriZetto	TZ US Parent, Inc.	N/A

ADDITIONAL REFERENCE INFORMATION	56

CC
COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

CC
Cognizant
World Headquarters
500 Frank W. Burr Blvd
Teaneck, NJ 07666
www.cognizant.com

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION GLENPOINTE CENTRE WEST 500 FRANK W. BURR BLVD. TEANECK, NJ 07666

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E05843-P78126	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
The Board of Directors recommends you vote FOR each of the nominees:

1.	Election of Directors

	Nominees		For	Against	Abstain	The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain
	1a. Zein Abdalla 1b. Maureen Breakiron-Evans 1c. Jonathan Chadwick 1d. Francisco D'Souza 1e. John N. Fox, Jr. 1f. John E. Klein 1g. Leo S. Mackay, Jr. 1h. Lakshmi Narayanan 1i. Michael Patsalos-Fox 1j. Robert E. Weissman 1k. Thomas M. Wendel		☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	2.	Approval, on an advisory (non-binding) basis, of the compensation of the Company's named executive officers.	☐	☐	☐
						3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐
						The Board of Directors recommends you vote AGAINST proposal 4.		For	Against	Abstain
						4.	Stockholder proposal requesting that the Board of Directors take the steps necessary to permit stockholder action by written consent.	☐	☐	☐
Note: To transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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E05844-P78126

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A COMMON STOCK JUNE 15, 2016
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

The undersigned stockholder(s) of Cognizant Technology Solutions Corporation hereby appoint(s) Steven E. Schwartz, Executive Vice President, Chief Legal and Corporate Affairs Officer and Secretary of the Company, Karen McLoughlin, Chief Financial Officer of the Company, and Gordon J. Coburn, President of the Company, as proxies, with full power of substitution, to vote all shares of the Company's Class A Common Stock which the undersigned stockholder(s) is/are entitled to vote at the Company's 2016 Annual Meeting of Stockholders or any postponement, continuation or adjournment thereof.

This proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each director nominee, FOR Proposals 2 and 3 and AGAINST Proposal 4. The proxies are further authorized to vote in their discretion (1) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (2) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (3) on such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Continued and to be signed on reverse side